SUPPLEMENT #8 TO MASTER LOAN AGREEMENT

Date of Supplement: November 24, 2020

THIS SUPPLEMENT #8 TO MASTER LOAN AGREEMENT (this "Supplement") is made and entered into by Lender and Borrowers as of the date written above pursuant to the Master Loan Agreement by and between Lender and Borrowers dated June 24, 2019 (the "Master Loan Agreement").

This Supplement constitutes a Supplement under the Master Loan Agreement and is hereby made a part of the Master Loan Agreement. All capitalized terms herein not otherwise defined herein shall have the meaning ascribed to them in the Master Loan Agreement. The credit facility described in this Supplement is governed by and shall be construed and administered in accordance with the terms and conditions of the Master Loan Agreement and this Supplement; provided, however, the credit facility described in this Supplement is being extended pursuant to, and is intended in all respects to comply with the requirements of the Main Street Priority Loan Facility Program established by the U.S. Federal Reserve (the "Main Street Program"), and to the extent compliance with any term or provision of this Supplement or the Master Loan Agreement would result in the credit facility's non-compliance with or failure to qualify under the Main Street Program, such term or provision is waived or amended, but only to the extent necessary to avoid such non-compliance or disqualification.

To the extent any term or condition of this Supplement is inconsistent with any term or condition in the Master Loan Agreement or in any Supplement dated prior to this Supplement, the terms and conditions of this Supplement shall control. Except as specifically waived or amended hereby, all terms and conditions of the Master Loan Agreement and all prior Supplements remain in effect.

In consideration of the mutual covenants contained herein and in the Master Loan Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. DEFINITIONS.

As used in this Supplement, the following terms have the following meanings:

"Term Loan G" means an extension of credit to Borrowers by Lender pursuant to this Supplement.

"Term Loan G Maturity Date" means the first to occur of: (1) November 24, 2025; and (2) the date on which Term Loan G is accelerated as provided hereunder, in Term Note G or in the Master Loan Agreement.

"Term Note G" means the Promissory Note of Borrowers in the form of **Exhibit A** to be executed concurrently with this Supplement.

2. THE CREDIT FACILITY; BORROWING PROCEDURES; INTEREST RATE; AND PAYMENTS.

2.1 Credit Facility. Lender shall make a term loan to the Borrowers, on the Closing Date, in an amount equal to Forty-Three Million Five Hundred Ninety-Eight Thousand Dollars ($43,598,000.00) ("Term Loan G"), subject to the terms and conditions hereof and of the Master Loan Agreement. Term Loan G shall be evidenced by Term Note G and be payable in accordance with the terms of Term Note G. Amounts borrowed and repaid under the Term Loan G may not be reborrowed.

2.2 Borrowing Procedures. The entire amount of Term Loan G is to be advanced in one single advance on the Closing Date. Forty Million Dollars ($40,000,000.00) of the proceeds of Term Loan G shall constitute a Delayed Draw Balance under the Main Street Program and shall be funded into CAS' account with Lender numbered 116782930, and Three Million Five Hundred Ninety-Eight Thousand Dollars ($3,598,000.00) shall be funded in CAS' account with Lender numbered 133788963. Subsequent disbursements of the Delayed Draw Balance out of account number 116782930 shall only be made in accordance with Section 2.6 below. Disbursements out of account number 133788963 shall be made by disbursement of Loan proceeds when and as directed by Borrowers.

2.3 Interest Rate. The unpaid principal balance of Term Loan g outstanding from time to time shall bear interest for the period commencing on the Closing Date of Term Loan G until such Loan is paid in full. Term Loan G shall accrue interest at a variable rate equal to the LIBOR Rate plus 3.00% per annum and such rate shall be adjusted on the 1st day of each month.

2.4 Payments. Borrowers shall make the following payments on Term Loan G during the following periods or on the following dates:

(a) No payments of principal or interest shall be due or payable during the period beginning on the Closing Date and ending on November 24, 2021. Interest shall accrue on the outstanding balance during such period and such amount shall be capitalized by adding it to the principal amount of Term Loan G at the conclusion of such period.

(b) Forty-eight (48) consecutive monthly payments of accrued unpaid interest, commencing on December 24, 2021, and continuing on the 24th day of each successive month thereafter;

(c) On November 24, 2023, a principal payment equal to the sum of: (i) Six Million Five Hundred Thirty-Nine Thousand Seven Hundred and 00/100 Dollars ($6,539,700.00); plus (ii) 15% of the amount of capitalized interest described in Section 2.4(a) above;

(d) On November 24, 2024, a principal payment equal to the sum of: (i) Six Million Five Hundred Thirty-Nine Thousand Seven Hundred and 00/100

Dollars ($6,539,700.00); plus (ii) 15% of the amount of capitalized interest described in Section 2.4(a) above; and

(e) A final payment of all outstanding principal and accrued and unpaid interest together with such other amounts as shall then be due and owing from Borrowers to Lender under the Term Loan G on the Term Loan G Maturity Date.

2.5 Fees.

(a) On or before the Closing Date, Borrowers shall pay to Lender a fee in the amount of Eight Hundred Seventy-One Thousand Nine Hundred Sixty Dollars ($871,960.00).

2.6 Use of Loan Proceeds. Borrowers shall only use the proceeds of Term Loan G for working capital to support operations in the ordinary course of business, which includes the acquisition from time to time of aircraft and engines, but in all respects and at all times all disbursements of the Delayed Draw Balance of Term Loan G loan proceeds out of account 116782930 are subject to: (i) Lender's written consent; provided that for any disbursement of the Delayed Draw Balance of Term Loan G loan proceeds to be used for an equity investment in an Investment Vehicle, Lender's written consent shall be as set forth in Section 2 of the First Amendment to the Master Loan Agreement of even date herewith; and (ii) satisfaction or waiver by Lender in writing of all conditions to borrowing set forth in Section 5.1 of the Master Loan Agreement other than Section 5.1(g) (Guaranty Agreements), which is not applicable as Term Loan G is not and is not intended to be guarantied

3. CONDITIONS FOR BORROWING.

In addition to all conditions to borrowing set forth in Section 5.1 of the Master Loan Agreement, Lender's obligation to make the Loan described in this Supplement is subject to the satisfaction or waiver by Lender in writing on or before the Closing Date of such Loan of the following conditions:

3.1 Lender shall have received the following, all in form, detail and content satisfactory to Lender:

(a) Term Note G duly executed by both Borrowers.

(b) The fee due under Section 2.5 hereof.

(c) Evidence in a form reasonably acceptable to Lender that Borrowers have the due power and authority to execute and perform this Supplement and Term Note G.

(d) Evidence in a form reasonably acceptable to Lender that MS Facilities LLC has or will purchase a participation interest of $41,418,000.00 aggregate principal amount of Term Loan G under the Main Street Program,

including, but not limited to, the Main Street Program form of Borrower Certifications and Covenants (the "Borrower Certifications and Covenants"), Assignment and Assumption, and Co-Lender Agreement, in a form identical to that attached hereto as **Exhibit B**, **Exhibit C**, and **Exhibit D**, respectively, executed by both Borrowers and all certifications and covenants set forth therein are hereby incorporated in this Supplement as if set forth in full herein.

4. AFFIRMATIVE COVENANTS.

In addition to all affirmative covenants set forth in Section 6 of the Master Loan Agreement, each Borrower covenants that it will, until Lender's commitment to extend credit under this Supplement and all Permitted Swap Agreements relating to the credit facility extended under this Supplement have terminated or expired and the promissory note evidencing the credit facility extended under this Supplement, and all fees and expenses payable in connection with the credit facility extended under this Supplement have been paid in full:

4.1 Quarterly Rolling Cash Flow Coverage Ratio. Maintain, as of the last day of each fiscal quarter beginning with the fiscal quarter ending March 31, 2022, a Quarterly Rolling Cash Flow Coverage Ratio of not less than 1.25 to 1.0. Lender may determine compliance with this Quarterly Cash Flow Coverage Ratio covenant at any time.

4.2 Tangible Net Worth. Maintain a Tangible Net Worth of at least Fifteen Million Dollars ($15,000,000.00) at all times. Lender may determine compliance with this Tangible Net Worth covenant at any time.

5. NEGATIVE COVENANTS.

In addition to all negative covenants set forth in Section 7 of the Master Loan Agreement, each Borrower covenants that, without the prior written consent of Lender, Borrowers will not, until Lender's commitment to extend credit under this Supplement and all Permitted Swap Agreements relating to the credit facility extended under this Supplement have terminated or expired and the promissory note evidencing the credit facility extended under this Supplement, and all fees and expenses payable in connection with the credit facility extended under this Supplement, have been paid in full:

5.1 [Intentionally Omitted].

6. MAIN STREET PROGRAM COVENANTS AND PROVISIONS.

6.1 In addition to and not in lieu of the provisions of Section 7.4 of the Master Loan Agreement, but in all respects subject to the limitations set forth in the second paragraph of this Supplement, the Borrowers will not, nor will it permit any subsidiary to, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, securing any debt for borrowed money or any obligations evidenced by a bond, debenture,

note, loan agreement or other similar instrument, or any guaranty of the foregoing, other than the following:

(a) Liens securing obligations under the Term Loan G;

(b) Liens on real property in connection with loans with respect to which substantially all of the proceeds were used for acquisition, construction, fitout, and/or renovation of the property;

(c) Liens on receivables assets and related assets incurred in connection with a receivables facility, provided that such debt is secured only by the newly acquired property; or

(d) Permitted Liens.

6.2 If, on any date (such date, a "Trigger Date"), the Board of Governors of the Federal Reserve System or a designee thereof has, after consultation with the Lender, notified the Lender in writing that the Borrowers has materially breached, made a material misrepresentation with respect to or otherwise failed to comply with certifications in Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) or Section 3 (FRA and Regulation A Borrower Eligibility Certifications) of the Borrower Certifications and Covenants in any material respect or that any such certification has failed to be true and correct in any material respect, then the Lender shall promptly so notify the Borrowers and the Borrowers shall, no later than two (2) Business Days after such Trigger Date, prepay Term Loan G in full, along with any accrued and unpaid interest thereon.

6.3 In addition to and not in lieu of the provisions of Section 8.1 of the Master Loan Agreement, but in all respects subject to the limitations set forth in the second paragraph of this Supplement, (i) the Borrowers or any Subsidiary shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness under the Loan Documents) owing to the LENDER or any commonly controlled Affiliate of the LENDER, in each case beyond the applicable grace period with respect thereto, if any; or (ii) the Borrowers or any Subsidiary shall fail to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which failure to make a payment, default or other event described in cause (i) or (ii) is to cause such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness and such Indebtedness is repaid when required under the documents providing for such Indebtedness; provided that, as used in this clause, the term

"Indebtedness" shall mean all debt for borrowed money and any obligations evidenced by a bond, debenture, note, loan agreement or other similar instrument, and any guarantee of any of the foregoing.

6.4 In addition to and not in lieu of the provisions of Section 6.1 of the Master Loan Agreement, but in all respects subject to the limitations set forth in the second paragraph of this Supplement, as soon as available, but in any event within sixty (60) days after the end of each fiscal quarter of the Borrowers, the Borrowers shall deliver to the Lender financial reporting in a form and substance reasonably acceptable to the Lender setting forth the financial information, and where applicable reasonably detailed calculations of the required data, set forth in **Exhibit E** hereto as at the end of such fiscal quarter of the Borrowers, which financial reporting and calculations, in each case, shall be true and accurate in all material respects and, where applicable, present fairly in all material respects the financial condition of the Borrowers for the period covered thereby in accordance with GAAP, consistently applied.

6.5 Borrowers shall re-execute any Loan Documents related to Term Loan G as Lender may deem necessary or appropriate, in Lender's sole discretion, to comply with the Main Street Program.

6.6 Borrowers acknowledges that Lender has not requested Borrowers repay any principal amount of debt extended by Lender to Borrowers or pay interest on such outstanding debt, unless the principal or interest payment applicable to such debt, is mandatory and due.

7. LIMITATION OF GUARANTIES.

Notwithstanding any provision of any Guaranty Agreement or any other Loan Document which provides or purports to extend such guaranty or indemnity to all Loans, Term Loan G is not and is not intended to be guarantied.

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IN WITNESS WHEREOF, the Parties have executed this Supplement as of the date first written above.

BORROWERS:

CONTRAIL AVIATION SUPPORT, LLC

By: ______________________
Joseph Kuhn
Its: CEO

CONTRAIL AVIATION LEASING, LLC

By: ______________________
Joseph Kuhn
Its: CEO

LENDER:

OLD NATIONAL BANK

By: ______________________
Tommy Olson
Its: SVP

EXHIBIT A
Form of Term Note G

PROMISSORY NOTE
TERM NOTE G

$43,598,000.00 November 24, 2020

FOR VALUE RECEIVED, the undersigned CONTRAIL AVIATION SUPPORT, LLC ("Support") and CONTRAIL AVIATION LEASING, LLC ("Leasing", and together with Support, each a "Borrower," and collectively, the "Borrowers"), jointly and severally, promise to pay to the order of OLD NATIONAL BANK (the "Lender") the principal sum of Forty-Three Million Five Hundred Ninety-Eight Thousand Dollars ($43,598,000.00)together with interest thereon as hereinafter provided.

1. RATE OF INTEREST

The principal amount of the Loan outstanding from time to time shall bear interest at the variable rate of LIBOR Rate (as defined in the Master Loan Agreement referenced below) plus 3.00% per annum and such rate shall be adjusted on the 1st day of each month (the "Loan Rate").

2. PAYMENTS

Payments of both principal and interest are to be made in immediately available funds in lawful currency of the United States of America at the office of Lender, or such other place as the holder hereof shall designate to the undersigned in writing. Unless required by applicable law, and prior to any default being declared, payments will be applied first to any accrued unpaid interest unless capitalized; then to principal; then to escrow; then to any late charges; and then to any unpaid collection costs. Funds shall be deemed received by Lender on the next business day if not received by 12:00 p.m. local time at the location payments hereunder are to be made.

Borrowers shall make the following payments on Term Loan G during the following periods or on the following dates:

(a) No payments of principal or interest shall be due or payable during the period beginning on the Closing Date and ending on November 24, 2021. Interest shall accrue on the outstanding balance during such period and such amount shall be capitalized by adding it to the principal amount of Term Loan G at the conclusion of such period.

(b) Forty-eight (48) consecutive monthly payments of accrued unpaid interest, commencing on December 24, 2021, and continuing on the 24th day of each successive month thereafter;

(c) On November 24, 2023, a principal payment equal to the sum of: (i) Six Million Five Hundred Thirty-Nine Thousand Seven Hundred and 00/100 Dollars ($6,539,700.00); plus (ii) 15% of the amount of capitalized interest described in Section (2)(a) above;

(d) On November 24, 2024, a principal payment equal to the sum of: (i) Six Million Five Hundred Thirty-Nine Thousand Seven Hundred and 00/100 Dollars ($6,539,700.00); plus (ii) 15% of the amount of capitalized interest described in Section 2(a) above; and

(e) A final payment of all outstanding principal and accrued and unpaid interest together with such other amounts as shall then be due and owing from Borrowers to Lender under the Term Loan G on the Term Loan G Maturity Date.

3. FINAL PAYMENT MATURITY DATE

Notwithstanding anything set forth above, all sums due under this Note, both principal and interest, if not sooner paid, shall be due and payable on November 24, 2025 ("Term Loan G Maturity Date").

4. PREPAYMENT; MINIMUM FINANCE CHARGE

Borrowers agree that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Borrowers may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrowers of Borrowers' obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrowers making fewer payments. Borrowers agree not to send Lender payments marked "paid in full," "without recourse," or similar language. If Borrowers send such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrowers will remain obligated to pay any further amounted owed to Lender. **All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Old National Bank, PO Box 3728, Evansville, IN 47736-3728.**

5. MANDATORY PREPAYMENTS

If, on any date (such date, a "Trigger Date"), the Board of Governors of the Federal Reserve System or a designee thereof has, after consultation with the Eligible Lender, notified the Eligible Lender in writing that the Borrower has materially breached, made a material misrepresentation with respect to or otherwise failed to comply with certifications in Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) or Section 3 (FRA and Regulation A Borrower Eligibility Certifications) of the Borrower Certifications and Covenants in any material respect or that any such certification has failed to be true and correct in any material respect, then the Eligible Lender shall promptly so notify the Borrower and the Borrower shall, no later than two (2) Business Days after such Trigger Date, prepay Term Loan G in full, along with any accrued and unpaid interest thereon.

6. PAYMENT DUE DATE/FAILURE TO PAY

(a) All payments due under this Note shall be made without demand and received on the dates set forth in Section 2 above;

(b) In the event of a default as defined in this Note, or as set forth in the Master Loan Agreement or any Collateral Documents, at the option of Lender, for so long as the default exists, interest on the outstanding principal balance hereof shall accrue and will be paid at the rate in effect from time to time hereunder plus an additional 3% per annum, but in no event shall such default rate exceed, however, the maximum rate permitted by law ("Default Interest Rate"); and

(c) Any installment of principal and/or interest due hereunder which is not received on or before the 10th day following the date on which it is due shall be subject to a late payment fee of 5% of the amount owed on such installment (but not less than $50.00) for the purpose of defraying the expense incident to handling such delinquent payment (this payment is in addition to the amount set forth in (b) above).

7. INTEREST RATE COMPUTATION

Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

8. PLACE OF PAYMENT

All payments shall be made to Lender at the address on the interest billing statement provided by Lender or at the address of Lender set forth in Section 14 of this Note, at any branch of Lender, or such other place as Lender may from time to time designate in writing.

9. MASTER LOAN AGREEMENT AND SECURITY

This Note evidences indebtedness incurred under; is the "Term Note G" referred to in; and is subject to the terms and provisions of the Master Loan Agreement by and between Borrowers and Lender dated June 24, 2019 (as amended, restated, supplemented or otherwise modified from time to time, including, but not limited to, by Supplements thereto, the "Master Loan Agreement"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Master Loan Agreement.

This Note is secured by the Collateral Documents. The terms of the Collateral Documents are incorporated herein and made a part hereof by reference.

10. DEFAULT

In the event of the occurrence of an Event of Default under the Master Loan Agreement, and after giving effect to any applicable right to cure provided by the Master Loan

Agreement, Lender may, at its option and without notice, declare this Note to be, and this Note shall thereupon become, immediately due and payable, together with accrued interest thereon. Without limiting the foregoing right and without limiting any other rights and remedies of the Lender at law or in equity, the Lender is also entitled to the rights and remedies provided for in the Master Loan Agreement and the Collateral Documents and may enforce the covenants, agreements and undertakings of Borrowers contained therein and may exercise the remedies provided for thereby or otherwise available in respect thereto, all in accordance with the terms thereof. In addition to any other right, Lender may apply and/or set-off against amounts due it hereunder any deposits, account balances, or other credits of any Borrower in the possession of or in transit to Lender, and Borrowers hereby grant Lender a security interest in all of the foregoing.

11. WAIVERS

Except as herein provided, Borrowers and all others who may become liable for all or part of the principal balance hereof or for any obligations of Borrowers to Lender or the holder hereof (a) forever waive presentment, protest and demand, notice of protest, demand and dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, (b) agree that the time of payment of the debt or any part thereof may be extended from time to time without modifying or releasing the lien of the Collateral Documents or the liability of Borrowers or any other such parties, the right of recourse against Borrowers and such parties being hereby reserved by Lender; and (c) agree that time is of the essence. Borrowers agree to pay all reasonable costs of collection when incurred, whether suit be brought or not, including reasonable attorneys' fees and costs of suit and preparation therefore, and to perform and comply with each of the covenants, conditions, provisions and agreements of Borrowers contained in this Note, the Master Loan Agreement and Collateral Documents. It is expressly agreed by Borrowers that no extensions of time for the payment of this Note, nor the failure on the part of Lender to exercise any of its rights hereunder, shall operate to release, discharge, modify, change or affect the original liability under this Note, the Master Loan Agreement or any of the Collateral Documents, either in whole or in part.

12. WAIVER OF JURY TRIAL

BORROWERS WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS INSTRUMENT AND TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS HEREUNDER OR THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. BORROWERS REPRESENT THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

13. COMPLIANCE

This Note is to be governed by, and construed and enforced in accordance with, the laws of the State of Wisconsin (without giving effect to Wisconsin's principles of conflicts of

law), except to the extent (a) of procedural and substantive matters relating only to the creation, perfection, foreclosure and enforcement of rights and remedies against specific collateral, which matters shall be governed by the laws of the state in which the collateral is located (the "Collateral State"), and (b) that the laws of the United States of America and any rules regulations, or orders issued or promulgated thereunder, applicable to the affairs and transactions entered into by the Lender, otherwise preempt Collateral State law or Wisconsin law; in which event such federal law shall control. Borrowers hereby irrevocably submit to the jurisdiction of any Wisconsin or federal court sitting in Milwaukee, Wisconsin (or, with respect to the matters set forth in subsection (a) above, any state in which the property encumbered by the Collateral Documents is located) over any suit, action or proceeding arising out of or relating to this Note or any of the Loan Documents. Borrowers hereby waive any right to object to the location of venue in any Wisconsin or federal court sitting in Milwaukee, Wisconsin, or, with respect to the matters set forth in subsection (a) above, to the appropriate court located in the Collateral State, concerning any suit, action or proceeding arising out of or relating to this Note or any of the Loan Documents and waives any objection which it may have at any time to the laying of venue in any proceedings brought in any such court, waives any claim that such proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over such party to object to the choice of governing law set forth in this section. Borrowers acknowledge that the loan evidenced by this Note was solicited, negotiated, closed and funded in the State of Wisconsin, and waives any implication that the laws of any other state shall apply for usury purposes.

14. NOTICES

All notices, requests and demands to be made hereunder to the parties hereto must be in writing and must be delivered to the applicable address stated below by any of the following means: (a) personal service; (b) electronic communication, including, but not limited to electronic mail, telex, telegram or telecopying (and, if by telex, telegram or telecopying, then only if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (c) registered or certified, first class mail, return receipt requested. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either subsection (a) or (b) hereof will be deemed received upon such personal service or upon dispatch by electronic means, and, if sent pursuant to subsection (c) will be deemed received three (3) days following deposit in the mail.

Borrowers: CONTRAIL AVIATION SUPPORT, LLC
CONTRAIL AVIATION LEASING, LLC
435 Investment Court
Verona, WI 53593-8788

Lender: OLD NATIONAL BANK
25 W. Main St. Suite 200
Madison, WI 53703

15. INTEREST NOT TO EXCEED MAXIMUM ALLOWED BY LAW.

If from any circumstances whatsoever, by reason of acceleration or otherwise, the fulfillment of any provision of this Note involves transcending the limit of validity prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligations to be fulfilled will be reduced to the limit of such validity as provided in such statute or law, so that in no event shall any exaction be possible under this Note in excess of the limit of such validity.

16. SUCCESSORS

All rights, powers, privileges and immunities herein granted to Lender shall extend to its successors and assigns and any other legal holder of this Note, with full right by Lender to assign and/or sell same.

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IN WITNESS WHEREOF, the Parties have executed this Note as of the date and year first above written.

BORROWERS:

CONTRAIL AVIATION SUPPORT, LLC

By:____________________________

Joseph Kuhn
Its: CEO

CONTRAIL AVIATION LEASING, LLC

By:____________________________

Joseph Kuhn
Its: CEO

LENDER:

OLD NATIONAL BANK

By: ____________________________

Tommy Olson
Its: SVP

EXHIBIT B
Form of Borrower Certifications and Covenants

MAIN STREET PRIORITY LOAN FACILITY
BORROWER CERTIFICATIONS AND COVENANTS
INSTRUCTIONS AND GUIDANCE

Reference is made to the Main Street Priority Loan Facility (the "Facility"), which has been authorized under section 13(3) of the Federal Reserve Act (the "FRA"). Under the Facility, the Federal Reserve Bank of Boston (the "Reserve Bank"), acting under the direction of the Board of Governors of the Federal Reserve System (the "Board" and, together with the twelve Federal Reserve Banks, the "Federal Reserve"), has committed to lend to a special purpose vehicle, MS Facilities LLC, a Delaware limited liability company (the "SPV"), on a recourse basis. The SPV will purchase 95 percent participations in certain eligible loans made by eligible lenders to eligible borrowers. Eligible lenders will retain 5 percent of each such eligible loan. The Secretary of the Treasury ("Secretary") has committed funds appropriated to the Exchange Stabilization Fund under section 4027 of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") to the SPV in connection with the Facility, the Main Street New Loan Facility, and the Main Street Expanded Loan Facility (each, a "Main Street Facility").

INSTRUCTIONS: To participate in the Main Street Priority Loan Facility, the borrower (the "Borrower") must provide the following certifications and covenants (the "Borrower Certifications and Covenants") in a writing executed, on behalf of the Borrower, by its principal executive officer *and* principal financial officer (or individuals performing similar functions)[1] in connection with the loan (the "Eligible Loan") to be made by the eligible lender (the "Eligible Lender") to the Borrower under the Facility. For purposes of these certifications and covenants, the Federal Reserve's current Frequently Asked Questions ("FAQs") on the Main Street Facilities, as posted on the website of the Board or the Reserve Bank as of the date hereof, are incorporated by reference. The Borrower may rely on the clarifications and interpretations provided in the FAQs, to the extent applicable.

1. Facility Borrower Eligibility Certifications and Covenants.

1.A. ***Borrower Is a Business***. The Borrower must certify that it is a Business. For purposes of the Borrower Certifications and Covenants, "Business" means an entity that is organized for profit as a partnership; a limited liability company; a corporation; an association; a trust; a cooperative; a joint venture with no more than 49 percent participation by foreign business entities; a tribal business concern that is (i) wholly owned by one or more Indian tribal governments, or by a corporation that is wholly owned by one or more Indian tribal governments, or (ii) owned in part by one or more Indian tribal governments, or by a corporation that is wholly owned by one or more Indian tribal governments, if all other owners are either U.S. citizens or Businesses; or any other form of organization that has been publicly designated by the Federal Reserve as a "Business."[2]

1.B. ***Date of Establishment***. The Borrower must certify that it was established prior to March 13, 2020. For purposes of this certification, "established" means the date of formation, incorporation, or organization for any registered entity under the laws of the United States, one of the several states of the United States, the District of Columbia, any of the territories and possessions of the United States, or an Indian tribal government.

1.C. ***Not an Ineligible Business***. The Borrower must certify that, after reasonable, good faith diligence, it has no reason to believe it is an Ineligible Business.

[1] If the principal executive officer and principal financial officer of a Borrower are the same individual, the second signatory should be the next-in-line officer or employee of the Borrower that works in a financial or accounting capacity.

[2] Any such designations will be published in FAQs posted to the website of the Board or the Reserve Bank.

- For purposes of the Borrower Certifications and Covenants, an "Ineligible Business" means a business of any of the types listed in 13 CFR 120.110(b)-(j), (m)-(s), as modified and clarified by Small Business Administration ("SBA") regulations for purposes of the Paycheck Protection Program ("PPP") on or before April 24, 2020. Such modifications and clarifications include the SBA's recent interim final rules available at 85 Fed. Reg. 20811, 85 Fed. Reg. 21747, and 85 Fed. Reg. 23450. The Federal Reserve may further modify the application of these restrictions to Main Street.[3]

- *Reasonable, Good Faith Diligence*. For purposes of this certification, Eligible Borrowers are expected to review the list of Ineligible Businesses in 13 CFR 120.110(b)-(j), (m)-(s), and make a reasonable, good faith effort to determine if the Borrower's activities or ownership would cause it to be classified within one of the listed ineligible categories. If representatives of the Borrower have reason to believe that the Borrower may be an Ineligible Business under the categories listed in that regulation, Borrowers are expected to conduct further inquiry into the SBA's interpretations of such categories, including in the interim final rules, and to reference the FAQs.

1.D. ***Maximum Size***. The Borrower must certify that it meets at least one of the following two conditions: (i) the Borrower has 15,000 employees or fewer, or (ii) the Borrower had 2019 annual revenues of $5 billion or less. The Borrower must meet at least one of these conditions, but is not required to meet both.

- *Number of Employees*. To determine the number of its employees, the Borrower should follow the framework set out in the Small Business Administration's regulation at 13 CFR 121.106. As set out in that regulation, the Borrower should count as employees all full-time, part-time, seasonal, or otherwise employed persons, excluding volunteers and independent contractors. The Borrower should count its own employees and those employed by its affiliates. In order to determine the applicable number of employees, the Borrower should use the average of the total number of persons employed by the Borrower and its affiliates for each pay period over the 12 months prior to the origination of the Eligible Loan.

- *Amount of Revenues*. To determine its 2019 annual revenues, the Borrower must aggregate its revenues with those of its affiliates. The Borrower may use either of the following methods to calculate 2019 annual revenues for purposes of determining eligibility: (1) the Borrower may use its (and its affiliates') annual "revenue" as reflected on its fiscal year 2019 audited financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"); or (2) the Borrower may use its (and its affiliates') annual receipts for the fiscal year 2019, as reported to the Internal Revenue Service. For purposes of the Facility, the term "receipts" has the same meaning used by the Small Business Administration in 13 CFR 121.104(a). If the Borrower (or its affiliate) does not yet have 2019 audited financial statements prepared in accordance with U.S. GAAP or annual receipts for 2019, the Borrower (or its affiliate) should use its most recent audited financial statements or annual receipts.

- *Identifying Affiliates*. For purposes of the Borrower Certifications and Covenants, the Borrower should identify its affiliates in accordance with the affiliation principles set forth in 13 CFR 121.301(f) (1/1/2019 ed.).

[3] Any such modifications will be published in the FAQs posted to the website of the Board or the Reserve Bank.

1.E. ***Other Similar Credit Programs***. The Borrower must certify that it has not also participated in, and commit that it will not seek to participate simultaneously in, the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility (a facility established by the Federal Reserve under section 13(3) of the FRA, using equity committed by the Secretary, to support bond and loan issuances). For the avoidance of doubt, a Borrower that has received a PPP loan is permitted to borrow under the Facility, provided that it meets the other Facility eligibility criteria.

2. CARES Act Borrower Eligibility Certifications and Covenants.

2.A. ***Specific Support under CARES Act***. Consistent with the definition of an "eligible business" under section 4002(4) of the CARES Act, the Borrower must certify that it has not received specific support pursuant to the Coronavirus Economic Stabilization Act of 2020 (Subtitle A of Title IV of the CARES Act). For purposes of this certification, a Borrower is ineligible only if it has received support pursuant to section 4003(b)(1)-(3) of the CARES Act.

2.B. ***U.S. Business Requirement***. The Borrower must certify that it is a business that is created or organized in the United States or under the laws of the United States and that has significant operations in and a majority of its employees based in the United States, consistent with section 4003(c)(3)(C) of the CARES Act.

- *Created or Organized*. A business is created or organized in the United States if it is created or organized under the laws of the United States, one of the several states of the United States, the District of Columbia, any of the territories and possessions of the United States, or an Indian tribal government.
- *Significant Operations*. To determine if it has "significant operations" in the United States, the Borrower's operations should be evaluated on a consolidated basis together with its subsidiaries, but not its parent companies or sister affiliates. For example, the Borrower has significant operations in the United States if, when consolidated with its subsidiaries, greater than 50 percent of the Borrower's (i) assets are located in the United States; (ii) annual net income is generated in the United States; (iii) annual net operating revenues are generated in the United States; or (iv) annual consolidated operating expenses (excluding interest expense and any other expenses associated with debt service) are generated in the United States. This is a non-exhaustive list of examples that reflects the principles that should be applied by the Borrower when evaluating its eligibility under this criterion.
- *Majority of Employees*. To determine if it has "a majority of its employees" in the United States, the Borrower's operations should be evaluated on a consolidated basis together with its subsidiaries, but not its parent companies or sister affiliates. As set out in 13 CFR 121.106, the Borrower should count as employees all full-time, part-time, seasonal, or otherwise employed persons, excluding volunteers and independent contractors. In order to determine the applicable number of employees, the Borrower should use the average of the total number of persons employed by the Borrower and its subsidiaries for each pay period over the 12 months prior to the origination of the Eligible Loan under the Facility.

2.C. ***Eligible under Conflicts of Interest Prohibition***. Section 4019(c) of the CARES Act requires the principal executive officer and principal financial officer (or individuals performing similar functions) of a Borrower to certify to the Secretary and the Board that the Borrower is not a Covered Entity.

- For purposes of the Borrower Certifications and Covenants, "Covered Entity" means an entity in which a Covered Individual directly or indirectly holds a Controlling Interest.

- For purposes of the Borrower Certifications and Covenants, "Covered Individual" means the President, the Vice President, the head of an Executive department as defined in 5 U.S.C. § 101, or a member of Congress (each a "Government Official" and collectively "Government Officials"), and the spouse, child, son-in-law, or daughter-in-law, as determined under applicable common law, of the Government Official (each a "Family Member" and any group of which are "Family Members"). The term "child" includes a step-child, but the term "spouse" does not include an ex-spouse. To determine a Covered Individual's equity interest in an entity, the Government Official's and Family Members' equity interests shall be aggregated.

- For purposes of the Borrower Certifications and Covenants, a "Controlling Interest" means owning, controlling, or holding not less than 20 percent, by vote or value, of the outstanding amount of any class of equity interest in an entity. An "equity interest" means (a) shares, (b) capital or profit interest in a limited liability company or partnership, or (c) a warrant or right (other than a right to convert) to purchase, sell, or subscribe to any such equity interest. The determination of whether a Covered Individual directly or indirectly holds a Controlling Interest in an entity must take into account a Covered Individual's direct interest in the entity as well as a Covered Individual's interest in any entity that directly or indirectly has an interest in such entity (*e.g.*, the entity's parent companies).

  - *Direct Interests*. If a Covered Individual directly owns, controls, or holds 20 percent or more, by vote or value, of the outstanding amount of any class of equity interest in an entity that is seeking to enter into a transaction with the Facility, that entity is a Covered Entity.

  - *Indirect Interests*. For the purpose of determining the amount of an equity interest indirectly owned or held by a Covered Individual in an entity:

    - A Covered Individual's indirect equity interest by value (*i.e.*, economic interest that may or may not include voting rights) shall be calculated on a proportional basis, taking into account any partial ownership of the relevant entity's parents.

      - For example, if a Government Official owns 25 percent of the economic interest in Company A, and Company A owns 40 percent of the outstanding amount of a class of voting securities of Company B, the Government Official is deemed to own 10 percent of the class of voting securities of Company B.

    - For the purpose of determining the amount of an equity interest indirectly controlled by a Covered Individual in an entity:

      - A Covered Individual shall be deemed to indirectly control an equity interest in an entity if he or she controls, directly or indirectly, the entity that owns or holds the equity interest.

      - An individual or entity shall be deemed to control another entity only when the individual or entity owns or holds a majority of the voting interest in such entity, or is, or holds a majority of the voting interest in, the general partner of such entity.

- For example, if a Government Official owns a 51 percent voting interest in Company A, which owns a 51 percent voting interest in Company B, which owns 20 percent of the equity interests of Company C, the Government Official shall be deemed to control 20 percent of the equity interests of Company C.

    - *Shares*. A share is considered an ownership interest without regard to whether the share is transferrable or classified as stock or anything similar and without regard to whether the share is a voting security. For example, a nonvoting preferred share would be considered a share.

    - *Warrants or Rights*. If the Covered Individual has warrants or other rights (other than a right to convert), calculate the Covered Individual's interest in the underlying equity interest on a fully diluted basis assuming that both the individual and other holders of such warrants or rights have exercised such interests. Warrants, options, and similar rights must be counted even if they are unexercised or "out of the money." For example, when calculating an individual's percentage in an equity interest, use the following formula:

$$\frac{\text{(Individual's shares in a class)} + \text{(Individual's options and warrants in that class)}}{\text{(Total outstanding shares in that class, assuming all warrants or rights are exercised)}}$$

- *Basis for Certification: Reasonable Diligence*. In light of limited public information on ownership interests of Government Officials, and that the identities of Government Officials' Family Members are not disclosed or reported in any routine or comprehensive manner, it is necessary to prescribe the level of diligence required to make a conflict of interest certification in good faith. To determine whether any Covered Individual holds a Controlling Interest in an entity, it is necessary and sufficient for the entity to undertake the following reasonable diligence:

    - Entities must take into account the ownership, control, and holding of any equity interest of any size if the entity has actual knowledge that a Covered Individual, directly or indirectly, owns, controls, or holds the interest.

    - Entities must determine the beneficial owner of any 5 percent or greater equity interest of the entity and determine whether such beneficial owner is a Covered Individual (i) by checking the name of each such beneficial owner against a list of all Government Officials (link here) and (ii) if the entity has not otherwise been able to confirm whether such beneficial owner is a Family Member, by asking each such beneficial owner whether the owner is a Family Member. If the aggregate amount of equity interests owned by the identified beneficial owners, together with the aggregate percentage ownership determined from actual knowledge in (i) above, is less than 20 percent, an entity need not determine if the identified beneficial owners are Family Members.

    - To determine the identity of beneficial owners of publicly traded securities, Borrowers may rely on information disclosed by such persons in reporting under sections 13(d) and 13(g) of the Securities Exchange Act of 1934 (15 U.S.C. §§ 78m(d), 78m(g)).

2.D. ***Direct Loan Restrictions***. The Borrower must commit to comply with the compensation, stock repurchase, and capital distribution restrictions that apply to direct loan programs under section 4003(c)(3)(A)(ii) of the CARES Act, except that an S corporation or other tax pass-through entity that is

a Borrower may make distributions to the extent reasonably required to cover its owners' tax obligations in respect of the Borrower's earnings.

- *Limits on Compensation*. The following restrictions apply to compensation of officers and employees of Borrowers that exceeds $425,000 and, where applicable, $3,000,000, in calendar year 2019 or the Subsequent Reference Period (as defined below).
    - *Officer or employee:* "Officer or employee" means an individual who performs compensated services for the Borrower and either:
        (i) for whom, in connection with those services, the Borrower would be responsible for reporting the compensation on Form W-2 and withholding federal income taxes under IRS rules applicable to U.S. citizen employees in a state or the District of Columbia (regardless of whether the compensation paid to the individual is actually subject to federal income tax withholding, and whether or not tax is withheld); or

        (ii) is a partner in a partnership, a member of a limited liability company, or other similar structure. Officer or employee does not include an independent director or an independent contractor.

        - *Total Compensation:* "Total Compensation" includes salary, bonuses, awards of stock, and other financial benefits provided by the Borrower and its affiliates to an officer or employee of the Borrower.[4]
    - *Restrictions on compensation for employees or officers with total compensation of between $425,000 and $3,000,000*. No employee or officer whose total compensation exceeded $425,000, but was less than or equal to $3,000,000, in calendar year 2019 or the Subsequent Reference Period will, until 12 months after the date on which the Eligible Loan is no longer outstanding:
        - receive from the Borrower total compensation which exceeds, during any 12 consecutive month period, the total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period; or
        - receive from the Borrower severance pay or other benefits upon termination of employment with the Borrower, which exceeds twice the maximum total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period.
        - Exception. These restrictions do not apply to an employee whose compensation is determined through an existing collective bargaining agreement entered into prior to March 1, 2020. For purposes of this exception, the term "employee" has the same meaning given the term in section 2 of the National Labor Relations Act (29 U.S.C. § 152); and includes any individual employed by an employer subject to the Railway Labor Act (45 U.S.C. § 151 *et seq.*).

[4] Borrowers should consult the FAQs for additional guidance on "Total Compensation" before signing the Borrower Certifications and Covenants.

- *Restrictions on compensation for employees or officers with total compensation exceeding $3,000,000*. No employee or officer whose total compensation exceeded $3,000,000 in calendar year 2019 or the Subsequent Reference Period will, until 12 months after the date on which the Eligible Loan is no longer outstanding:
    - receive, during any 12 consecutive month period, total compensation in excess of the sum of (1) $3,000,000; and (2) 50 percent of the excess over $3,000,000 of the total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period; and
    - except for an employee whose compensation is determined through an existing collective bargaining agreement entered into prior to March 1, 2020, receive from the Borrower severance pay or other benefits upon termination of employment with the Borrower, which exceeds twice the maximum total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period. For purposes of this exception, the term "employee" has the same meaning given the term in section 2 of the National Labor Relations Act (29 U.S.C. § 152); and includes any individual employed by an employer subject to the Railway Labor Act (45 U.S.C. § 151 *et seq.*).
- *Restrictions applicable to new hires and existing officers or employees who become highly compensated*. For an officer or employee whose employment with a Borrower started during 2019 or later, the "Subsequent Reference Period" is the 12-month period starting from the end of the month in which the officer or employee commenced employment, if such officer's or employee's total compensation exceeds $425,000 (or $3,000,000) during such period. For an officer or employee whose total compensation first exceeds $425,000 during a 12-month period ending after 2019, the "Subsequent Reference Period" is the 12-month period starting from the end of the month in which the officer or employee's total compensation first exceeded $425,000 (or $3,000,000).

- *Limits on repurchases of equity securities*. The following restrictions on repurchases apply to Borrowers that have, or have a parent company that has, equity securities that are listed on a national securities exchange. The term equity security has the same meaning as in section 3(a) of the Securities Exchange Act of 1934. The term national securities exchange means an exchange registered as a national securities exchange under section 6 of the Securities Exchange Act of 1934. For purposes of these restrictions, the term repurchase includes a redemption of an equity security.
    - Restrictions applicable to the Borrower's repurchases of its own shares. Until 12 months after the date on which the Eligible Loan is no longer outstanding, a Borrower must commit not to repurchase an equity security that is issued by the Borrower and listed on a national securities exchange.
    - Restrictions applicable to the Borrower's repurchases of shares of its parent company. While the Eligible Loan is outstanding, the Borrower also must commit to not repurchase an equity security issued by any of its parent companies that is listed on a national securities exchange. A parent company means any company that consolidates the Borrower for purposes of financial reporting, such as under rules of consolidation established by the Securities Exchange Commission or U.S. GAAP.

- Exception. Restrictions on repurchases of equity securities by the Borrower or a parent company do not apply to any repurchases required under a contractual obligation that was in effect as of March 27, 2020.

- *Limits on distributions*. Until 12 months after the date on which the Eligible Loan is no longer outstanding, the Borrower must agree not to pay dividends or make other capital distributions with respect to the common stock equivalents of the Borrower, except as provided below. For purposes of these restrictions, the term "common stock equivalents" includes common stock in a corporation and equivalent interests in a partnership, limited liability company, a business organized as a trust or other legal entity. Dividends and other capital distributions means any payment made with respect to the Borrower's common stock equivalents, including a discretionary dividend payment. In addition, preferred stock or any other equity interest in a Borrower that provides for mandatory or preferential payment of dividends or other distributions shall be subject to these restrictions unless both the equity interest and the obligation to pay dividends or distributions existed as of March 27, 2020. Dividends and other capital distributions do not include repurchases or redemptions.

  - *S Corporations and other tax pass-through entities*. A Borrower that is an S corporation or other tax pass-through entity may make distributions in respect of its common stock equivalents to the extent reasonably required to cover its owners' tax obligations in respect of the entity's earnings. Such distributions shall be subject to an annual reconciliation, with any surplus or deficiency to be deducted from or added to distributions, as applicable, in the following year.

3. FRA and Regulation A Borrower Eligibility Certifications.

3.A. ***Unavailability of Credit.*** Consistent with 12 CFR 201.4(d)(8), the Borrower must certify that it is unable to secure adequate credit accommodations from other banking institutions. This does not necessarily mean that no other credit is available for the Borrower's purposes. Rather, the Borrower can certify that it is unable to secure "adequate credit accommodations" because the amount, price, or terms of credit available from other sources are inadequate for the Borrower's needs during the current unusual and exigent circumstances.

3.B. ***Solvency***. Under section 13(3) of the FRA, the Borrower must certify that it is not Insolvent as that term is used in 12 CFR 201.4(d)(5)(iii). For purposes of this certification, a Borrower is "Insolvent" if it is in bankruptcy, resolution under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any other Federal or State insolvency proceeding (as defined in paragraph B(ii) of section 13(3) of the Federal Reserve Act), or if it was "generally failing to pay undisputed debts as they become due" during the 90 days preceding the date of borrowing. For purposes of this certification, a Borrower has been "generally failing to pay undisputed debts as they become due" during the 90 days preceding the date hereof to the extent it is behind on its debts for reasons other than disruptions to its business resulting from the Coronavirus Disease 2019 ("COVID-19") pandemic. For the avoidance of doubt, a person or entity would not be Insolvent or "generally failing to pay its undisputed debts as they become due" if it is behind on its debts because of reduced business activity resulting from stay-at-home, shelter-in-place, social distancing, or other similar orders or recommendations by federal, state, or local government authorities related to the COVID-19 pandemic. Additionally, a person or entity would not be Insolvent if expected and routine sources of funding were unexpectedly unavailable due to market conditions resulting from the COVID-19 pandemic. If, however, a person or entity is failing to pay its undisputed debts as they become due for reasons unrelated to the COVID-19 pandemic, then it is Insolvent. For

example, a person or entity is Insolvent if it was generally failing to pay its undisputed debts in the 90 days preceding the later of March 1, 2020, or the date on which changes in its business activity related to the COVID-19 pandemic commenced.

4. Eligible Loan Certifications.

4.A. ***Financial Records***. The Borrower must certify that (i) it has provided financial records to the Eligible Lender and a calculation of the Borrower's (and, if relevant, the Borrower's affiliates' and/or Selected Subsidiaries') adjusted 2019 earnings before interest, taxes, depreciation, and amortization ("EBITDA"), reflecting only those adjustments permitted pursuant to the methodology that the Borrower agreed upon with the Eligible Lender, and (ii) such financial records fairly present, in all material respects, the financial condition of such entities for the period covered thereby in accordance with U.S. GAAP (if applicable), consistently applied, and that such adjusted EBITDA calculations are true and correct in all material respects.

- Borrowers are expected to submit statements to the Lender as follows:[5]
  - ***U.S. GAAP Compliance***: Borrowers that are subject to U.S. GAAP reporting requirements or that already prepare their financials in accordance with U.S. GAAP must submit U.S. GAAP-compliant financial records in connection with this certification. Borrowers that do not have to comply with U.S. GAAP and that do not typically prepare their financials in accordance with U.S. GAAP are not required to submit U.S. GAAP compliant financials.
  - ***Financial Statements***: Borrowers that typically prepare audited financial statements must submit audited financial statements. Otherwise Borrowers should submit reviewed financial statements or financial statements prepared for the purpose of filing taxes. If a Borrower does not yet have audited or reviewed financial statements for 2019, the Borrower should use its most recent audited or reviewed financial statements.
  - ***Consolidation***: Borrowers that typically prepare financial statements that consolidate the Borrower with its subsidiaries (but not its parent companies or sister affiliates) must submit such consolidated financial statements. If a Borrower does not typically prepare consolidated financial statements, it is not required to do so, unless so required by the Lender.
- For purposes of the Borrower Certifications and Covenants, "Selected Subsidiaries" means one or more operating subsidiaries selected by the Borrower to provide a guarantee for the Eligible Loan on a joint and several basis, provided that (i) a Borrower is only required to designate Selected Subsidiaries if it is a holding company, all or substantially all of the assets of which comprise equity interests in other entities; (ii) each Selected Subsidiary must itself be eligible to borrow under the Facility's eligibility criteria; (iii) the aggregate adjusted 2019 EBITDA of the Selected Subsidiaries must be used to calculate the Borrower's maximum loan size under the Facility (in addition to the other tests, as applicable); and (iv) if the Eligible Loan is secured, then the Selected Subsidiaries' guarantees are also secured.

4.B. ***Unsecured Eligible Loans – Pari Passu***. The Borrower must certify that, if the Eligible Loan is unsecured, then the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) are

[5] The same framework should be applied to the Borrower's affiliates or Selected Subsidiaries, where applicable.

unsecured at the time of origination of the Eligible Loan, as well. For purposes of this certification, the "Borrower's other Loans or Debt Instruments" shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.

- For purposes of the Borrower Certifications and Covenants:
  - "Loans or Debt Instruments" means debt for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, and all guarantees of the foregoing.
  - "Mortgage Debt" means (i) debt secured by real property at the time of the Eligible Loan's origination; and (ii) limited recourse equipment financings (including equipment capital or finance leasing and purchase money equipment loans) secured only by the acquired equipment.

4.C. ***Secured Eligible Loans – Valuations and Calculations***. The Borrower must certify that, if the Eligible Loan is secured, then the Borrower has provided the Eligible Lender with (i) good faith valuations of any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) at the time of origination of the Eligible Loan, (ii) good faith valuations of any collateral security for each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, (iii) good faith calculation of the outstanding aggregate principal amount of each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, and (iv) confirmation as to whether any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) is Shared Collateral (all of the foregoing, "Lien and Collateral Valuation Reporting"). For purposes of this certification, the "Borrower's other Loans or Debt Instruments" shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.

- For purposes of the Borrower Certifications and Covenants, "Shared Collateral" means any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) that is also collateral security for any of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt).

4.D. ***Secured Eligible Loans – Shared Collateral***. The Borrower must certify that, if the Eligible Loan is secured, then the Borrower has no knowledge or reason to believe that the lien of the Eligible Lender in any Shared Collateral is not senior to or *pari passu* with the lien on such Shared Collateral that secures any of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt). For purposes of this certification, the "Borrower's other Loans or Debt Instruments" shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.

5. Additional Borrower Certifications and Covenants.

5.A. ***Prohibition on Early Repayment of Other Debt***. The Borrower must commit that it will not repay the principal balance of, or pay any interest on, any debt, unless the principal or interest payment is mandatory and due, until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity. This restriction shall apply only to other debt for borrowed money of the Borrower. The Borrower may, however, at the time of origination of the Eligible Loan, use the proceeds of the Eligible Loan to refinance existing debt owed by the Borrower to a lender that is not the Eligible Lender or an affiliate of the Eligible Lender.

- For purposes of the Borrower Certifications and Covenants, "Governmental Assignee" means any of the following entities, if the SPV's interest in the Eligible Loan is transferred or assigned

to such entity: any Federal Reserve Bank, any vehicle authorized to be established by the Board or any Federal Reserve Bank, any entity created by an act of the United States Congress, or any vehicle established or acquired by the Department of the Treasury or any other department or agency of the Federal government of the United States.

- *Mandatory and Due*. With respect to debt that predates the Eligible Loan, principal and interest payments are "mandatory and due" on the future date upon which they were scheduled to be paid as of the date of origination of the Eligible Loan, or upon the occurrence of an event that automatically triggers mandatory prepayments under a contract for indebtedness that the Borrower executed prior to the date of origination of the Eligible Loan, except that any such prepayments triggered by the incurrence of new debt can only be paid at the time of origination or if such prepayments are *de minimis*. For the avoidance of doubt, the Borrower may continue to pay, and the Lender may request that the Borrower pay, interest or principal payments on outstanding debt on (or after) the payment due date, provided that the payment due date was scheduled prior to the date of origination of the Eligible Loan. The Borrower may not pay, and the Lender may not request that the Borrower pay, interest or principal payments on such debt ahead of schedule during the life of the Eligible Loan, unless required by a mandatory prepayment clause as specifically permitted above. For future debt incurred by the Borrower in compliance with the terms and conditions of the Eligible Loan, principal and interest payments are "mandatory and due" on their scheduled dates or upon the occurrence of an event that automatically triggers mandatory prepayments.
- *Safe Harbor*. The foregoing Prohibition on Early Repayment of Other Debt would not prohibit the Borrower from undertaking any of the following actions during the term of the Eligible Loan:
    - repaying a line of credit (including a credit card) in accordance with the Borrower's normal course of business usage for such line of credit;
    - taking on and paying additional debt obligations required in the normal course of business and on standard terms, including inventory and equipment financing, provided that such debt is secured only by the newly acquired property (*e.g.*, inventory or equipment), and, apart from such security, is of equal or lower priority than the Eligible Loan; or
    - refinancing debt that is maturing no later than 90 days from the date of such refinancing.

5.B. ***Prohibition on Early Cancellation or Reduction of Other Existing Credit Lines***. The Borrower must commit that it will not seek to cancel or reduce any of its committed lines of credit with the Eligible Lender or any other lender until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity.

- *Safe Harbor*. The safe harbor to the Prohibition on Early Repayment of Other Debt is also a safe harbor to the Prohibition on Early Cancellation or Reduction of Other Existing Credit Lines.

5.C. ***Ability to Meet Financial Obligations for 90 Days***. The Borrower must certify that it has a reasonable basis to believe that, as of the date of origination of the Eligible Loan and after giving effect to the Eligible Loan, the Borrower has the ability to meet its financial obligations for at least the next 90 days and does not expect to file for bankruptcy during that time period. In order to make this certification,

the Borrower must determine that, in addition to the foregoing, after receiving the Eligible Loan, it expects to be able to pay its undisputed debts that (i) are due as of the date hereof and (ii) become due during the 90 days following the date hereof.

5.D. ***Use of Proceeds.*** If the Borrower is a subsidiary of a foreign company, the Borrower must commit that it will use the proceeds of the Eligible Loan only for the benefit of the Borrower, its consolidated U.S. subsidiaries, and other affiliates of the Borrower that are U.S. businesses. The proceeds of the Eligible Loan may not be used for the benefit of the Borrower's foreign parents, affiliates, or subsidiaries.

5.E. ***Previous Use of the Facility by the Borrower.*** The Borrower must certify that it has informed the Eligible Lender if it has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding. The Borrower is subject to the maximum loan size limitations of the Facility on an entity-basis, rather than on a loan basis. That is, if the Borrower receives more than one loan under the Facility, the sum of those loans cannot exceed the permissible maximum loan size of the Facility.

5.F. ***Previous Use of Other Credit Programs by Affiliates.*** The Borrower must certify that, to its knowledge after reasonable diligence, none of its affiliates has accessed the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility. It must also certify that it has informed the Eligible Lender if, after reasonable diligence, it has determined that any of its affiliates has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding. An affiliated group of companies can participate in only one Main Street Facility and may not participate in both a Main Street Facility and the Primary Market Corporate Credit Facility. In no case can an affiliated group's total participation in the Facility exceed the maximum loan size that the affiliated group is eligible to receive on a consolidated basis. As result, the Borrower's maximum loan size is limited by its own leverage level, the leverage level of the affiliated group on a consolidated basis, and the size of any loan extended to other affiliates in the group.

5.G. ***Use of the Facility by Borrower That Is a Holding Company.*** If (and only if) the Borrower is a company, all or substantially all of the assets of which comprise equity interests in other entities, then the Borrower must certify that (i) the Eligible Loan is fully guaranteed on a joint and several basis by its Selected Subsidiaries and (ii) if the Eligible Loan is secured, then the Selected Subsidiaries' guarantees are also secured.

6. Indemnity. The certifications and covenants shall also include an indemnification by the Borrower of the beneficiaries of such certifications and covenants for any liability, claim, cost, loss, judgment, damage or expense that a beneficiary incurs or suffers as a result of or arising out of a material breach of any of the Borrower's certifications or covenants contained in such document.

FORM CERTIFICATIONS AND COVENANTS: The form certifications and covenants are provided on the next page.

MAIN STREET PRIORITY LOAN FACILITY
FORM OF BORROWER CERTIFICATIONS AND COVENANTS

Reference is made to the Main Street Priority Loan Facility (the "Facility"), which has been authorized under section 13(3) of the Federal Reserve Act (the "FRA"). Under the Facility, the Federal Reserve Bank of Boston (the "Reserve Bank"), acting under the direction of the Board of Governors of the Federal Reserve System (the "Board" and, together with the twelve Federal Reserve Banks, the "Federal Reserve"), has committed to lend to a special purpose vehicle, MS Facilities LLC, a Delaware limited liability company (the "SPV"), on a recourse basis. The SPV will purchase 95 percent participations in certain eligible loans made by eligible lenders to eligible borrowers. Eligible lenders will retain 5 percent of each such eligible loan. The Secretary of the Treasury ("Secretary") has committed funds appropriated to the Exchange Stabilization Fund under section 4027 of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") to the SPV in connection with the Facility, the Main Street New Loan Facility, and the Main Street Expanded Loan Facility (each, a "Main Street Facility").

Reference is further made to the Main Street Priority Loan Facility Borrower Certifications and Covenants Instructions and Guidance (the "Instructions") immediately preceding these Main Street Priority Loan Facility Borrower Certifications and Covenants.

I, the undersigned principal executive officer or principal financial officer, or other authorized officer performing similar functions of the borrower named below (the "Borrower"), in such capacity, make these certifications and covenants (these "Borrower Certifications and Covenants") to the SPV, the lender named below as the eligible lender (the "Eligible Lender") with respect to the eligible loan to be made to the Borrower under the Facility (the "Eligible Loan"), the Reserve Bank, the Board, and the Secretary (each, a "Beneficiary" and, collectively, the "Beneficiaries") in connection with Borrower's participation in the Facility.

I hereby confirm that I have the full power and authority to make the following certifications and covenants on behalf of the Borrower and that the Borrower has the full power and authority to enter into, deliver, and perform the following covenants, agreements, and undertakings, and that such covenants, agreements, and undertakings (i) have been duly and validly authorized, executed, and delivered by the Borrower and (ii) are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except that such enforceability against the Borrower may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors' rights generally and by a court's discretion in relation to equitable remedies. I also hereby confirm that I have consulted with such other officers, employees, and advisors of the Borrower as I have deemed appropriate, and made such other investigations and inquiries as I have deemed appropriate, in order to make the following certifications, covenants, and agreements.

1. Facility Borrower Eligibility Certifications and Covenants. In connection with Borrower's proposed participation in the Facility, I hereby:

1.A. certify that, as of the date hereof, the Borrower is a Business (as defined in the Instructions);

1.B. certify that the Borrower was established (as defined in the Instructions) prior to March 13, 2020;

1.C. certify that, as of the date hereof, after reasonable, good faith diligence (as explained in the Instructions), the Borrower has no reason to believe that it is an Ineligible Business (as defined in the Instructions);

1.D. certify that, as of the date hereof, the Borrower (when aggregated with its affiliates in accordance with the Instructions) meets at least one of the following two conditions: (i) has 15,000 employees or fewer, or (ii) had 2019 annual revenues of $5 billion or less; and

1.E. certify that, as of the date hereof, the Borrower has not also participated in, and covenant and agree that the Borrower will not seek to participate simultaneously in, the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility.

2. CARES Act Borrower Eligibility Certifications and Covenants. In connection with Borrower's proposed participation in the Facility, I hereby:

2.A. certify that, as of the date hereof, the Borrower has not received specific support pursuant to the Coronavirus Economic Stabilization Act of 2020 (Subtitle A of Title IV of the CARES Act);

2.B. certify that, as of the date hereof, the Borrower is created or organized in the United States or under the laws of the United States with significant operations in and a majority of its employees based in the United States, consistent with section 4003(c)(3)(C) of the CARES Act;

2.C. certify that, as of the date hereof, to the best of my knowledge and based on reasonable diligence (as explained in the Instructions), the Borrower is not a Covered Entity (as defined in the Instructions); and

2.D. covenant and agree that the Borrower will comply with the compensation, stock repurchase, and capital distribution restrictions that apply to direct loan programs under section 4003(c)(3)(A)(ii) of the CARES Act, except that an S corporation or other tax pass-through entity that is a Borrower may make distributions to the extent reasonably required to cover its owners' tax obligations in respect of the Borrower's earnings.

3. FRA and Regulation A Borrower Eligibility Certifications. In connection with Borrower's proposed participation in the Facility, I hereby certify, as of the date hereof, that the Borrower:

3.A. is unable to secure adequate credit accommodations from other banking institutions, consistent with 12 CFR 201.4(d)(8); and

3.B. is not Insolvent (as defined in the Instructions), consistent with 12 CFR 201.4(d)(5).

4. Eligible Loan Certifications. In connection with the Borrower's proposed participation in the Facility, I hereby certify that:

4.A. (i) the Borrower has provided financial records to the Eligible Lender and a calculation of the Borrower's (and, if relevant, the Borrower's affiliates' and Selected Subsidiaries' (as defined in the Instructions)) adjusted 2019 earnings before interest, taxes, depreciation, and amortization ("EBITDA"), reflecting only those adjustments permitted pursuant to the methodology agreed upon with the Eligible Lender, and (ii) such financial records fairly present, in all material respects, the financial condition of such entities for the period covered thereby in accordance with U.S. Generally Accepted Accounting Principles (if applicable), consistently applied, and that such adjusted EBITDA calculations are true and correct in all material respects;

4.B. if the Eligible Loan is unsecured, the Borrower's other Loans or Debt Instruments (as defined in the Instructions), other than Mortgage Debt (as defined in the Instructions), are unsecured at the time of origination of the Eligible Loan;

4.C. if the Eligible Loan is secured, the Borrower has provided the Eligible Lender with (i) good faith valuations of any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) at the time of origination of the Eligible Loan, (ii) good faith valuations of any collateral security for each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, (iii) good faith calculation of the outstanding aggregate principal amount of each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan and (iv) confirmation as to whether

any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) is Shared Collateral (as defined in the Instructions); and

4.D. if the Eligible Loan is secured, I have no knowledge or reason to believe that the lien of the Eligible Lender in any Shared Collateral is not senior to or *pari passu* with the lien on such Shared Collateral securing any of the Borrower's other Loans or Debt Instruments, other than Mortgage Debt.

5. Additional Borrower Certifications and Covenants. In connection with the Borrower's proposed participation in the Facility, I hereby:

5.A. covenant and agree that the Borrower will not repay the principal balance of, or pay any interest on, any debt unless the principal or interest payment is mandatory and due, until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee (as defined in the Instructions) holds an interest in the Eligible Loan in any capacity, provided that the Borrower may, at the time of origination of the Eligible Loan, refinance existing debt owed by the Borrower to a lender that is not the Eligible Lender;

5.B. covenant and agree that the Borrower will not seek to cancel or reduce any of its committed lines of credit with the Eligible Lender or any other lender until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity;

5.C. certify that, as of the date hereof, I have a reasonable basis to believe that, after giving effect to the Eligible Loan, the Borrower has the ability to meet its financial obligations for at least the next 90 days and does not expect to file for bankruptcy during that time period;

5.D. covenant and agree that, if the Borrower is a subsidiary of a foreign company, the Borrower will use the proceeds of the Eligible Loan only for the benefit of the Borrower, its consolidated U.S. subsidiaries, and other affiliates of the Borrower that are U.S. businesses, and not for the benefit of the Borrower's foreign parents, affiliates, or subsidiaries;

5.E. certify that I have informed the Eligible Lender if, as of the date hereof, the Borrower has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding;

5.F. certify that, to my knowledge after reasonable diligence, none of the Borrower's affiliates has accessed the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility as of the date hereof, and the Borrower has informed the Eligible Lender if, after reasonable diligence, it has determined that any of its affiliates has previously received, or has a pending application to receive, funds in connection with the Facility, as well as the value of such funding; and

5.G. certify that, if (and only if) the Borrower is, as of the date hereof, a company, all or substantially all of the assets of which comprise equity interests in other entities, then (i) the Eligible Loan is fully guaranteed on a joint and several basis by its Selected Subsidiaries and (ii) if the Eligible Loan is secured, then the Selected Subsidiaries' guarantees are also secured.

6. Indemnification. The Borrower shall indemnify, defend, and hold each Beneficiary and its officers, directors, agents, partners, members, controlling entities, and employees (collectively, "Indemnitees") harmless from and against any liability, claim, cost, loss, judgment, damage, or expense (including reasonable attorneys' fees and expenses) that any Indemnitee incurs or suffers as a result of or arising out of a material

breach of any of Borrower's representations, warranties, covenants, or agreements in these Borrower Certifications and Covenants.

7. Miscellaneous.

7.A. I further covenant and agree that the Borrower will promptly notify the Eligible Lender of any material misrepresentation with respect to any certification hereunder and any material breach of any covenant made hereunder during the time in which the Eligible Loan is outstanding and the SPV, or any Governmental Assignee, holds an interest in the Eligible Loan, and for one year after the Eligible Loan is no longer owned in any capacity by the SPV or any other Governmental Assignee.

7.B. I acknowledge that, if this certification includes a knowing material misrepresentation, in addition to all remedies available at law, in equity or otherwise, the SPV, the Reserve Bank, the Board, or the Secretary may refer the matter to the relevant law enforcement authorities for investigation and possible action in accordance with applicable criminal and civil law. *See, e.g.*, 18 U.S.C. § 1001; 31 U.S.C. § 3729.

7.C. I further acknowledge that, the Eligible Loan and any other financial assistance provided to the Borrower through the Facility would promptly become due and payable upon discovery of a material misrepresentation or material breach of covenant related to Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) or Section 3 (FRA and Regulation A Borrower Eligibility Certifications) of these Borrower Certifications and Covenants.

7.D. I further acknowledge that the Reserve Bank, the Board, the Department of the Treasury, and any Governmental Assignee or agency of the Federal government associated with such Governmental Assignee may make public and nonpublic disclosures with respect to the Facility including, without limitation, those required under applicable law. These disclosures may include the identity of the Borrower; the date and amount of the loan provided to the Borrower through the Main Street Facilities; the form in which the loan was provided to the Borrower; material terms of such loan; and other information. In addition, the SPV or the managing member of the SPV may make disclosures of information that it receives from and about the Borrower in connection with the Facility to the Reserve Bank, the Board, the Department of the Treasury, and any Governmental Assignee or agency of the Federal government associated with such Governmental Assignee. On behalf of the Borrower, I consent to such disclosures.

7.E. I covenant and agree that the Borrower will retain records (the "File") containing the basis for the certifications in Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) and compliance with the covenant therein, and will make such information available to the Reserve Bank as promptly as practicable upon request of the Reserve Bank, either as (i) a copy of the File for the Reserve Bank's own inspection or review or (ii) an attestation by an external auditor that the auditor has examined the File and has found it sufficient to support the certification and compliance with the related covenant. If the Borrower submits an attestation by an external auditor, the Reserve Bank reserves the right to request a copy of the File for its own inspection or review. The Borrower will retain the File for a period of 10 years following the termination of all of the Main Street Facilities, or for the period of time required by the Borrower's document retention policies, whichever is longer.

The illegality, invalidity or unenforceability of any provision of these Borrower Certifications and Covenants under the law of any jurisdiction shall not affect its legality, validity, or enforceability under the law of any other jurisdiction or the legality, validity, or enforceability of any other provision.

THESE BORROWER CERTIFICATIONS AND COVENANTS, THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND BENEFICIARIES UNDER THESE BORROWER CERTIFICATIONS AND COVENANTS

AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THESE BORROWER CERTIFICATIONS AND COVENANTS OR THE TRANSACTION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

The Borrower irrevocably and unconditionally submits to and accepts the non-exclusive jurisdiction of the United States District Court for the District of Massachusetts located in the City of Boston or the courts of the Commonwealth of Massachusetts located in the County of Suffolk for any action, suit, or proceeding arising out of or based upon these Borrower Certifications and Covenants or any matter relating to them and waives any objection that it may have to the laying of venue in any such court or that any such court is an inconvenient forum or does not have personal jurisdiction over it.

These Borrower Certifications and Covenants may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. These Borrower Certifications and Covenants shall become effective when it shall have been duly executed and delivered by the undersigned officers of the Borrower. The words "executed," signed," "signature," and words of like import as used above and elsewhere in these Borrower Certifications and Covenants may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, "pdf", "tif", or "jpg") and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Name of the Borrower: Contrail Aviation Leasing, LLC

Name of the Lender: Old National Bank

On behalf of the Borrower:

By:______________________	By:______________________
Name: Joseph Kuhn	Name: Miriam Cohen-Kuhn
Title: CEO	Title: Chief Financial Officer
Date: November 24, 2020	Date: November 24, 2020

Issued on June 11, 2020

MAIN STREET PRIORITY LOAN FACILITY
BORROWER CERTIFICATIONS AND COVENANTS
INSTRUCTIONS AND GUIDANCE

Reference is made to the Main Street Priority Loan Facility (the "Facility"), which has been authorized under section 13(3) of the Federal Reserve Act (the "FRA"). Under the Facility, the Federal Reserve Bank of Boston (the "Reserve Bank"), acting under the direction of the Board of Governors of the Federal Reserve System (the "Board" and, together with the twelve Federal Reserve Banks, the "Federal Reserve"), has committed to lend to a special purpose vehicle, MS Facilities LLC, a Delaware limited liability company (the "SPV"), on a recourse basis. The SPV will purchase 95 percent participations in certain eligible loans made by eligible lenders to eligible borrowers. Eligible lenders will retain 5 percent of each such eligible loan. The Secretary of the Treasury ("Secretary") has committed funds appropriated to the Exchange Stabilization Fund under section 4027 of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") to the SPV in connection with the Facility, the Main Street New Loan Facility, and the Main Street Expanded Loan Facility (each, a "Main Street Facility").

INSTRUCTIONS: To participate in the Main Street Priority Loan Facility, the borrower (the "Borrower") must provide the following certifications and covenants (the "Borrower Certifications and Covenants") in a writing executed, on behalf of the Borrower, by its principal executive officer *and* principal financial officer (or individuals performing similar functions)[1] in connection with the loan (the "Eligible Loan") to be made by the eligible lender (the "Eligible Lender") to the Borrower under the Facility. For purposes of these certifications and covenants, the Federal Reserve's current Frequently Asked Questions ("FAQs") on the Main Street Facilities, as posted on the website of the Board or the Reserve Bank as of the date hereof, are incorporated by reference. The Borrower may rely on the clarifications and interpretations provided in the FAQs, to the extent applicable.

1. Facility Borrower Eligibility Certifications and Covenants.

1.A. ***Borrower Is a Business***. The Borrower must certify that it is a Business. For purposes of the Borrower Certifications and Covenants, "Business" means an entity that is organized for profit as a partnership; a limited liability company; a corporation; an association; a trust; a cooperative; a joint venture with no more than 49 percent participation by foreign business entities; a tribal business concern that is (i) wholly owned by one or more Indian tribal governments, or by a corporation that is wholly owned by one or more Indian tribal governments, or (ii) owned in part by one or more Indian tribal governments, or by a corporation that is wholly owned by one or more Indian tribal governments, if all other owners are either U.S. citizens or Businesses; or any other form of organization that has been publicly designated by the Federal Reserve as a "Business."[2]

1.B. ***Date of Establishment***. The Borrower must certify that it was established prior to March 13, 2020. For purposes of this certification, "established" means the date of formation, incorporation, or organization for any registered entity under the laws of the United States, one of the several states of the United States, the District of Columbia, any of the territories and possessions of the United States, or an Indian tribal government.

1.C. ***Not an Ineligible Business***. The Borrower must certify that, after reasonable, good faith diligence, it has no reason to believe it is an Ineligible Business.

[1] If the principal executive officer and principal financial officer of a Borrower are the same individual, the second signatory should be the next-in-line officer or employee of the Borrower that works in a financial or accounting capacity.

[2] Any such designations will be published in FAQs posted to the website of the Board or the Reserve Bank.

- For purposes of the Borrower Certifications and Covenants, an "Ineligible Business" means a business of any of the types listed in 13 CFR 120.110(b)-(j), (m)-(s), as modified and clarified by Small Business Administration ("SBA") regulations for purposes of the Paycheck Protection Program ("PPP") on or before April 24, 2020. Such modifications and clarifications include the SBA's recent interim final rules available at 85 Fed. Reg. 20811, 85 Fed. Reg. 21747, and 85 Fed. Reg. 23450. The Federal Reserve may further modify the application of these restrictions to Main Street.[3]

- *Reasonable, Good Faith Diligence*. For purposes of this certification, Eligible Borrowers are expected to review the list of Ineligible Businesses in 13 CFR 120.110(b)-(j), (m)-(s), and make a reasonable, good faith effort to determine if the Borrower's activities or ownership would cause it to be classified within one of the listed ineligible categories. If representatives of the Borrower have reason to believe that the Borrower may be an Ineligible Business under the categories listed in that regulation, Borrowers are expected to conduct further inquiry into the SBA's interpretations of such categories, including in the interim final rules, and to reference the FAQs.

1.D. ***Maximum Size***. The Borrower must certify that it meets at least one of the following two conditions: (i) the Borrower has 15,000 employees or fewer, or (ii) the Borrower had 2019 annual revenues of $5 billion or less. The Borrower must meet at least one of these conditions, but is not required to meet both.

- *Number of Employees*. To determine the number of its employees, the Borrower should follow the framework set out in the Small Business Administration's regulation at 13 CFR 121.106. As set out in that regulation, the Borrower should count as employees all full-time, part-time, seasonal, or otherwise employed persons, excluding volunteers and independent contractors. The Borrower should count its own employees and those employed by its affiliates. In order to determine the applicable number of employees, the Borrower should use the average of the total number of persons employed by the Borrower and its affiliates for each pay period over the 12 months prior to the origination of the Eligible Loan.

- *Amount of Revenues*. To determine its 2019 annual revenues, the Borrower must aggregate its revenues with those of its affiliates. The Borrower may use either of the following methods to calculate 2019 annual revenues for purposes of determining eligibility: (1) the Borrower may use its (and its affiliates') annual "revenue" as reflected on its fiscal year 2019 audited financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"); or (2) the Borrower may use its (and its affiliates') annual receipts for the fiscal year 2019, as reported to the Internal Revenue Service. For purposes of the Facility, the term "receipts" has the same meaning used by the Small Business Administration in 13 CFR 121.104(a). If the Borrower (or its affiliate) does not yet have 2019 audited financial statements prepared in accordance with U.S. GAAP or annual receipts for 2019, the Borrower (or its affiliate) should use its most recent audited financial statements or annual receipts.

- *Identifying Affiliates*. For purposes of the Borrower Certifications and Covenants, the Borrower should identify its affiliates in accordance with the affiliation principles set forth in 13 CFR 121.301(f) (1/1/2019 ed.).

[3] Any such modifications will be published in the FAQs posted to the website of the Board or the Reserve Bank.

1.E. ***Other Similar Credit Programs***. The Borrower must certify that it has not also participated in, and commit that it will not seek to participate simultaneously in, the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility (a facility established by the Federal Reserve under section 13(3) of the FRA, using equity committed by the Secretary, to support bond and loan issuances). For the avoidance of doubt, a Borrower that has received a PPP loan is permitted to borrow under the Facility, provided that it meets the other Facility eligibility criteria.

2. CARES Act Borrower Eligibility Certifications and Covenants.

2.A. ***Specific Support under CARES Act***. Consistent with the definition of an "eligible business" under section 4002(4) of the CARES Act, the Borrower must certify that it has not received specific support pursuant to the Coronavirus Economic Stabilization Act of 2020 (Subtitle A of Title IV of the CARES Act). For purposes of this certification, a Borrower is ineligible only if it has received support pursuant to section 4003(b)(1)-(3) of the CARES Act.

2.B. ***U.S. Business Requirement***. The Borrower must certify that it is a business that is created or organized in the United States or under the laws of the United States and that has significant operations in and a majority of its employees based in the United States, consistent with section 4003(c)(3)(C) of the CARES Act.

- *Created or Organized*. A business is created or organized in the United States if it is created or organized under the laws of the United States, one of the several states of the United States, the District of Columbia, any of the territories and possessions of the United States, or an Indian tribal government.
- *Significant Operations*. To determine if it has "significant operations" in the United States, the Borrower's operations should be evaluated on a consolidated basis together with its subsidiaries, but not its parent companies or sister affiliates. For example, the Borrower has significant operations in the United States if, when consolidated with its subsidiaries, greater than 50 percent of the Borrower's (i) assets are located in the United States; (ii) annual net income is generated in the United States; (iii) annual net operating revenues are generated in the United States; or (iv) annual consolidated operating expenses (excluding interest expense and any other expenses associated with debt service) are generated in the United States. This is a non-exhaustive list of examples that reflects the principles that should be applied by the Borrower when evaluating its eligibility under this criterion.
- *Majority of Employees*. To determine if it has "a majority of its employees" in the United States, the Borrower's operations should be evaluated on a consolidated basis together with its subsidiaries, but not its parent companies or sister affiliates. As set out in 13 CFR 121.106, the Borrower should count as employees all full-time, part-time, seasonal, or otherwise employed persons, excluding volunteers and independent contractors. In order to determine the applicable number of employees, the Borrower should use the average of the total number of persons employed by the Borrower and its subsidiaries for each pay period over the 12 months prior to the origination of the Eligible Loan under the Facility.

2.C. ***Eligible under Conflicts of Interest Prohibition***. Section 4019(c) of the CARES Act requires the principal executive officer and principal financial officer (or individuals performing similar functions) of a Borrower to certify to the Secretary and the Board that the Borrower is not a Covered Entity.

- For purposes of the Borrower Certifications and Covenants, "Covered Entity" means an entity in which a Covered Individual directly or indirectly holds a Controlling Interest.

- For purposes of the Borrower Certifications and Covenants, "Covered Individual" means the President, the Vice President, the head of an Executive department as defined in 5 U.S.C. § 101, or a member of Congress (each a "Government Official" and collectively "Government Officials"), and the spouse, child, son-in-law, or daughter-in-law, as determined under applicable common law, of the Government Official (each a "Family Member" and any group of which are "Family Members"). The term "child" includes a step-child, but the term "spouse" does not include an ex-spouse. To determine a Covered Individual's equity interest in an entity, the Government Official's and Family Members' equity interests shall be aggregated.
- For purposes of the Borrower Certifications and Covenants, a "Controlling Interest" means owning, controlling, or holding not less than 20 percent, by vote or value, of the outstanding amount of any class of equity interest in an entity. An "equity interest" means (a) shares, (b) capital or profit interest in a limited liability company or partnership, or (c) a warrant or right (other than a right to convert) to purchase, sell, or subscribe to any such equity interest. The determination of whether a Covered Individual directly or indirectly holds a Controlling Interest in an entity must take into account a Covered Individual's direct interest in the entity as well as a Covered Individual's interest in any entity that directly or indirectly has an interest in such entity (*e.g.*, the entity's parent companies).
    - *Direct Interests*. If a Covered Individual directly owns, controls, or holds 20 percent or more, by vote or value, of the outstanding amount of any class of equity interest in an entity that is seeking to enter into a transaction with the Facility, that entity is a Covered Entity.
    - *Indirect Interests*. For the purpose of determining the amount of an equity interest indirectly owned or held by a Covered Individual in an entity:
        - A Covered Individual's indirect equity interest by value (*i.e.*, economic interest that may or may not include voting rights) shall be calculated on a proportional basis, taking into account any partial ownership of the relevant entity's parents.
            - For example, if a Government Official owns 25 percent of the economic interest in Company A, and Company A owns 40 percent of the outstanding amount of a class of voting securities of Company B, the Government Official is deemed to own 10 percent of the class of voting securities of Company B.
        - For the purpose of determining the amount of an equity interest indirectly controlled by a Covered Individual in an entity:
            - A Covered Individual shall be deemed to indirectly control an equity interest in an entity if he or she controls, directly or indirectly, the entity that owns or holds the equity interest.
            - An individual or entity shall be deemed to control another entity only when the individual or entity owns or holds a majority of the voting interest in such entity, or is, or holds a majority of the voting interest in, the general partner of such entity.

- For example, if a Government Official owns a 51 percent voting interest in Company A, which owns a 51 percent voting interest in Company B, which owns 20 percent of the equity interests of Company C, the Government Official shall be deemed to control 20 percent of the equity interests of Company C.

    - *Shares*. A share is considered an ownership interest without regard to whether the share is transferrable or classified as stock or anything similar and without regard to whether the share is a voting security. For example, a nonvoting preferred share would be considered a share.

    - *Warrants or Rights*. If the Covered Individual has warrants or other rights (other than a right to convert), calculate the Covered Individual's interest in the underlying equity interest on a fully diluted basis assuming that both the individual and other holders of such warrants or rights have exercised such interests. Warrants, options, and similar rights must be counted even if they are unexercised or "out of the money." For example, when calculating an individual's percentage in an equity interest, use the following formula:

$$\frac{\text{(Individual's shares in a class)} + \text{(Individual's options and warrants in that class)}}{\text{(Total outstanding shares in that class, assuming all warrants or rights are exercised)}}$$

- *Basis for Certification: Reasonable Diligence*. In light of limited public information on ownership interests of Government Officials, and that the identities of Government Officials' Family Members are not disclosed or reported in any routine or comprehensive manner, it is necessary to prescribe the level of diligence required to make a conflict of interest certification in good faith. To determine whether any Covered Individual holds a Controlling Interest in an entity, it is necessary and sufficient for the entity to undertake the following reasonable diligence:

    - Entities must take into account the ownership, control, and holding of any equity interest of any size if the entity has actual knowledge that a Covered Individual, directly or indirectly, owns, controls, or holds the interest.

    - Entities must determine the beneficial owner of any 5 percent or greater equity interest of the entity and determine whether such beneficial owner is a Covered Individual (i) by checking the name of each such beneficial owner against a list of all Government Officials (link here) and (ii) if the entity has not otherwise been able to confirm whether such beneficial owner is a Family Member, by asking each such beneficial owner whether the owner is a Family Member. If the aggregate amount of equity interests owned by the identified beneficial owners, together with the aggregate percentage ownership determined from actual knowledge in (i) above, is less than 20 percent, an entity need not determine if the identified beneficial owners are Family Members.

    - To determine the identity of beneficial owners of publicly traded securities, Borrowers may rely on information disclosed by such persons in reporting under sections 13(d) and 13(g) of the Securities Exchange Act of 1934 (15 U.S.C. §§ 78m(d), 78m(g)).

2.D. ***Direct Loan Restrictions***. The Borrower must commit to comply with the compensation, stock repurchase, and capital distribution restrictions that apply to direct loan programs under section 4003(c)(3)(A)(ii) of the CARES Act, except that an S corporation or other tax pass-through entity that is

a Borrower may make distributions to the extent reasonably required to cover its owners' tax obligations in respect of the Borrower's earnings.

- *Limits on Compensation*. The following restrictions apply to compensation of officers and employees of Borrowers that exceeds $425,000 and, where applicable, $3,000,000, in calendar year 2019 or the Subsequent Reference Period (as defined below).
  - *Officer or employee:* "Officer or employee" means an individual who performs compensated services for the Borrower and either:
    - (i) for whom, in connection with those services, the Borrower would be responsible for reporting the compensation on Form W-2 and withholding federal income taxes under IRS rules applicable to U.S. citizen employees in a state or the District of Columbia (regardless of whether the compensation paid to the individual is actually subject to federal income tax withholding, and whether or not tax is withheld); or
    - (ii) is a partner in a partnership, a member of a limited liability company, or other similar structure. Officer or employee does not include an independent director or an independent contractor.
    - *Total Compensation:* "Total Compensation" includes salary, bonuses, awards of stock, and other financial benefits provided by the Borrower and its affiliates to an officer or employee of the Borrower.[4]
  - *Restrictions on compensation for employees or officers with total compensation of between $425,000 and $3,000,000*. No employee or officer whose total compensation exceeded $425,000, but was less than or equal to $3,000,000, in calendar year 2019 or the Subsequent Reference Period will, until 12 months after the date on which the Eligible Loan is no longer outstanding:
    - receive from the Borrower total compensation which exceeds, during any 12 consecutive month period, the total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period; or
    - receive from the Borrower severance pay or other benefits upon termination of employment with the Borrower, which exceeds twice the maximum total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period.
    - Exception. These restrictions do not apply to an employee whose compensation is determined through an existing collective bargaining agreement entered into prior to March 1, 2020. For purposes of this exception, the term "employee" has the same meaning given the term in section 2 of the National Labor Relations Act (29 U.S.C. § 152); and includes any individual employed by an employer subject to the Railway Labor Act (45 U.S.C. § 151 *et seq.*).

---

[4] Borrowers should consult the FAQs for additional guidance on "Total Compensation" before signing the Borrower Certifications and Covenants.

- *Restrictions on compensation for employees or officers with total compensation exceeding $3,000,000.* No employee or officer whose total compensation exceeded $3,000,000 in calendar year 2019 or the Subsequent Reference Period will, until 12 months after the date on which the Eligible Loan is no longer outstanding:
  - receive, during any 12 consecutive month period, total compensation in excess of the sum of (1) $3,000,000; and (2) 50 percent of the excess over $3,000,000 of the total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period; and
  - except for an employee whose compensation is determined through an existing collective bargaining agreement entered into prior to March 1, 2020, receive from the Borrower severance pay or other benefits upon termination of employment with the Borrower, which exceeds twice the maximum total compensation received by the officer or employee from the Borrower in calendar year 2019 or the Subsequent Reference Period. For purposes of this exception, the term "employee" has the same meaning given the term in section 2 of the National Labor Relations Act (29 U.S.C. § 152); and includes any individual employed by an employer subject to the Railway Labor Act (45 U.S.C. § 151 *et seq.*).
- *Restrictions applicable to new hires and existing officers or employees who become highly compensated.* For an officer or employee whose employment with a Borrower started during 2019 or later, the "Subsequent Reference Period" is the 12-month period starting from the end of the month in which the officer or employee commenced employment, if such officer's or employee's total compensation exceeds $425,000 (or $3,000,000) during such period. For an officer or employee whose total compensation first exceeds $425,000 during a 12-month period ending after 2019, the "Subsequent Reference Period" is the 12-month period starting from the end of the month in which the officer or employee's total compensation first exceeded $425,000 (or $3,000,000).

- *Limits on repurchases of equity securities.* The following restrictions on repurchases apply to Borrowers that have, or have a parent company that has, equity securities that are listed on a national securities exchange. The term equity security has the same meaning as in section 3(a) of the Securities Exchange Act of 1934. The term national securities exchange means an exchange registered as a national securities exchange under section 6 of the Securities Exchange Act of 1934. For purposes of these restrictions, the term repurchase includes a redemption of an equity security.
  - Restrictions applicable to the Borrower's repurchases of its own shares. Until 12 months after the date on which the Eligible Loan is no longer outstanding, a Borrower must commit not to repurchase an equity security that is issued by the Borrower and listed on a national securities exchange.
  - Restrictions applicable to the Borrower's repurchases of shares of its parent company. While the Eligible Loan is outstanding, the Borrower also must commit to not repurchase an equity security issued by any of its parent companies that is listed on a national securities exchange. A parent company means any company that consolidates the Borrower for purposes of financial reporting, such as under rules of consolidation established by the Securities Exchange Commission or U.S. GAAP.

- o Exception. Restrictions on repurchases of equity securities by the Borrower or a parent company do not apply to any repurchases required under a contractual obligation that was in effect as of March 27, 2020.

- *Limits on distributions*. Until 12 months after the date on which the Eligible Loan is no longer outstanding, the Borrower must agree not to pay dividends or make other capital distributions with respect to the common stock equivalents of the Borrower, except as provided below. For purposes of these restrictions, the term "common stock equivalents" includes common stock in a corporation and equivalent interests in a partnership, limited liability company, a business organized as a trust or other legal entity. Dividends and other capital distributions means any payment made with respect to the Borrower's common stock equivalents, including a discretionary dividend payment. In addition, preferred stock or any other equity interest in a Borrower that provides for mandatory or preferential payment of dividends or other distributions shall be subject to these restrictions unless both the equity interest and the obligation to pay dividends or distributions existed as of March 27, 2020. Dividends and other capital distributions do not include repurchases or redemptions.

  - o *S Corporations and other tax pass-through entities*. A Borrower that is an S corporation or other tax pass-through entity may make distributions in respect of its common stock equivalents to the extent reasonably required to cover its owners' tax obligations in respect of the entity's earnings. Such distributions shall be subject to an annual reconciliation, with any surplus or deficiency to be deducted from or added to distributions, as applicable, in the following year.

3. FRA and Regulation A Borrower Eligibility Certifications.

3.A. ***Unavailability of Credit.*** Consistent with 12 CFR 201.4(d)(8), the Borrower must certify that it is unable to secure adequate credit accommodations from other banking institutions. This does not necessarily mean that no other credit is available for the Borrower's purposes. Rather, the Borrower can certify that it is unable to secure "adequate credit accommodations" because the amount, price, or terms of credit available from other sources are inadequate for the Borrower's needs during the current unusual and exigent circumstances.

3.B. ***Solvency***. Under section 13(3) of the FRA, the Borrower must certify that it is not Insolvent as that term is used in 12 CFR 201.4(d)(5)(iii). For purposes of this certification, a Borrower is "Insolvent" if it is in bankruptcy, resolution under Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act, or any other Federal or State insolvency proceeding (as defined in paragraph B(ii) of section 13(3) of the Federal Reserve Act), or if it was "generally failing to pay undisputed debts as they become due" during the 90 days preceding the date of borrowing. For purposes of this certification, a Borrower has been "generally failing to pay undisputed debts as they become due" during the 90 days preceding the date hereof to the extent it is behind on its debts for reasons other than disruptions to its business resulting from the Coronavirus Disease 2019 ("COVID-19") pandemic. For the avoidance of doubt, a person or entity would not be Insolvent or "generally failing to pay its undisputed debts as they become due" if it is behind on its debts because of reduced business activity resulting from stay-at-home, shelter-in-place, social distancing, or other similar orders or recommendations by federal, state, or local government authorities related to the COVID-19 pandemic. Additionally, a person or entity would not be Insolvent if expected and routine sources of funding were unexpectedly unavailable due to market conditions resulting from the COVID-19 pandemic. If, however, a person or entity is failing to pay its undisputed debts as they become due for reasons unrelated to the COVID-19 pandemic, then it is Insolvent. For

example, a person or entity is Insolvent if it was generally failing to pay its undisputed debts in the 90 days preceding the later of March 1, 2020, or the date on which changes in its business activity related to the COVID-19 pandemic commenced.

4. Eligible Loan Certifications.

4.A. ***Financial Records*.** The Borrower must certify that (i) it has provided financial records to the Eligible Lender and a calculation of the Borrower's (and, if relevant, the Borrower's affiliates' and/or Selected Subsidiaries') adjusted 2019 earnings before interest, taxes, depreciation, and amortization ("EBITDA"), reflecting only those adjustments permitted pursuant to the methodology that the Borrower agreed upon with the Eligible Lender, and (ii) such financial records fairly present, in all material respects, the financial condition of such entities for the period covered thereby in accordance with U.S. GAAP (if applicable), consistently applied, and that such adjusted EBITDA calculations are true and correct in all material respects.

- Borrowers are expected to submit statements to the Lender as follows:[5]
  - ***U.S. GAAP Compliance:*** Borrowers that are subject to U.S. GAAP reporting requirements or that already prepare their financials in accordance with U.S. GAAP must submit U.S. GAAP-compliant financial records in connection with this certification. Borrowers that do not have to comply with U.S. GAAP and that do not typically prepare their financials in accordance with U.S. GAAP are not required to submit U.S. GAAP compliant financials.
  - ***Financial Statements:*** Borrowers that typically prepare audited financial statements must submit audited financial statements. Otherwise Borrowers should submit reviewed financial statements or financial statements prepared for the purpose of filing taxes. If a Borrower does not yet have audited or reviewed financial statements for 2019, the Borrower should use its most recent audited or reviewed financial statements.
  - ***Consolidation:*** Borrowers that typically prepare financial statements that consolidate the Borrower with its subsidiaries (but not its parent companies or sister affiliates) must submit such consolidated financial statements. If a Borrower does not typically prepare consolidated financial statements, it is not required to do so, unless so required by the Lender.
- For purposes of the Borrower Certifications and Covenants, "Selected Subsidiaries" means one or more operating subsidiaries selected by the Borrower to provide a guarantee for the Eligible Loan on a joint and several basis, provided that (i) a Borrower is only required to designate Selected Subsidiaries if it is a holding company, all or substantially all of the assets of which comprise equity interests in other entities; (ii) each Selected Subsidiary must itself be eligible to borrow under the Facility's eligibility criteria; (iii) the aggregate adjusted 2019 EBITDA of the Selected Subsidiaries must be used to calculate the Borrower's maximum loan size under the Facility (in addition to the other tests, as applicable); and (iv) if the Eligible Loan is secured, then the Selected Subsidiaries' guarantees are also secured.

4.B. ***Unsecured Eligible Loans – Pari Passu*.** The Borrower must certify that, if the Eligible Loan is unsecured, then the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) are

[5] The same framework should be applied to the Borrower's affiliates or Selected Subsidiaries, where applicable.

unsecured at the time of origination of the Eligible Loan, as well. For purposes of this certification, the "Borrower's other Loans or Debt Instruments" shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.

- For purposes of the Borrower Certifications and Covenants:
  - "Loans or Debt Instruments" means debt for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, and all guarantees of the foregoing.
  - "Mortgage Debt" means (i) debt secured by real property at the time of the Eligible Loan's origination; and (ii) limited recourse equipment financings (including equipment capital or finance leasing and purchase money equipment loans) secured only by the acquired equipment.

4.C. ***Secured Eligible Loans – Valuations and Calculations***. The Borrower must certify that, if the Eligible Loan is secured, then the Borrower has provided the Eligible Lender with (i) good faith valuations of any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) at the time of origination of the Eligible Loan, (ii) good faith valuations of any collateral security for each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, (iii) good faith calculation of the outstanding aggregate principal amount of each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, and (iv) confirmation as to whether any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) is Shared Collateral (all of the foregoing, "Lien and Collateral Valuation Reporting"). For purposes of this certification, the "Borrower's other Loans or Debt Instruments" shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.

- For purposes of the Borrower Certifications and Covenants, "Shared Collateral" means any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) that is also collateral security for any of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt).

4.D. ***Secured Eligible Loans – Shared Collateral***. The Borrower must certify that, if the Eligible Loan is secured, then the Borrower has no knowledge or reason to believe that the lien of the Eligible Lender in any Shared Collateral is not senior to or *pari passu* with the lien on such Shared Collateral that secures any of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt). For purposes of this certification, the "Borrower's other Loans or Debt Instruments" shall be read to include the Loans or Debt Instruments of the Selected Subsidiaries, if any, on an aggregate basis.

5. Additional Borrower Certifications and Covenants.

5.A. ***Prohibition on Early Repayment of Other Debt***. The Borrower must commit that it will not repay the principal balance of, or pay any interest on, any debt, unless the principal or interest payment is mandatory and due, until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity. This restriction shall apply only to other debt for borrowed money of the Borrower. The Borrower may, however, at the time of origination of the Eligible Loan, use the proceeds of the Eligible Loan to refinance existing debt owed by the Borrower to a lender that is not the Eligible Lender or an affiliate of the Eligible Lender.

- For purposes of the Borrower Certifications and Covenants, "Governmental Assignee" means any of the following entities, if the SPV's interest in the Eligible Loan is transferred or assigned

to such entity: any Federal Reserve Bank, any vehicle authorized to be established by the Board or any Federal Reserve Bank, any entity created by an act of the United States Congress, or any vehicle established or acquired by the Department of the Treasury or any other department or agency of the Federal government of the United States.

- Mandatory and Due. With respect to debt that predates the Eligible Loan, principal and interest payments are "mandatory and due" on the future date upon which they were scheduled to be paid as of the date of origination of the Eligible Loan, or upon the occurrence of an event that automatically triggers mandatory prepayments under a contract for indebtedness that the Borrower executed prior to the date of origination of the Eligible Loan, except that any such prepayments triggered by the incurrence of new debt can only be paid at the time of origination or if such prepayments are *de minimis*. For the avoidance of doubt, the Borrower may continue to pay, and the Lender may request that the Borrower pay, interest or principal payments on outstanding debt on (or after) the payment due date, provided that the payment due date was scheduled prior to the date of origination of the Eligible Loan. The Borrower may not pay, and the Lender may not request that the Borrower pay, interest or principal payments on such debt ahead of schedule during the life of the Eligible Loan, unless required by a mandatory prepayment clause as specifically permitted above. For future debt incurred by the Borrower in compliance with the terms and conditions of the Eligible Loan, principal and interest payments are "mandatory and due" on their scheduled dates or upon the occurrence of an event that automatically triggers mandatory prepayments.

- Safe Harbor. The foregoing Prohibition on Early Repayment of Other Debt would not prohibit the Borrower from undertaking any of the following actions during the term of the Eligible Loan:

  - repaying a line of credit (including a credit card) in accordance with the Borrower's normal course of business usage for such line of credit;

  - taking on and paying additional debt obligations required in the normal course of business and on standard terms, including inventory and equipment financing, provided that such debt is secured only by the newly acquired property (*e.g.*, inventory or equipment), and, apart from such security, is of equal or lower priority than the Eligible Loan; or

  - refinancing debt that is maturing no later than 90 days from the date of such refinancing.

5.B. ***Prohibition on Early Cancellation or Reduction of Other Existing Credit Lines***. The Borrower must commit that it will not seek to cancel or reduce any of its committed lines of credit with the Eligible Lender or any other lender until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity.

- Safe Harbor. The safe harbor to the Prohibition on Early Repayment of Other Debt is also a safe harbor to the Prohibition on Early Cancellation or Reduction of Other Existing Credit Lines.

5.C. ***Ability to Meet Financial Obligations for 90 Days***. The Borrower must certify that it has a reasonable basis to believe that, as of the date of origination of the Eligible Loan and after giving effect to the Eligible Loan, the Borrower has the ability to meet its financial obligations for at least the next 90 days and does not expect to file for bankruptcy during that time period. In order to make this certification,

the Borrower must determine that, in addition to the foregoing, after receiving the Eligible Loan, it expects to be able to pay its undisputed debts that (i) are due as of the date hereof and (ii) become due during the 90 days following the date hereof.

5.D. ***Use of Proceeds.*** If the Borrower is a subsidiary of a foreign company, the Borrower must commit that it will use the proceeds of the Eligible Loan only for the benefit of the Borrower, its consolidated U.S. subsidiaries, and other affiliates of the Borrower that are U.S. businesses. The proceeds of the Eligible Loan may not be used for the benefit of the Borrower's foreign parents, affiliates, or subsidiaries.

5.E. ***Previous Use of the Facility by the Borrower.*** The Borrower must certify that it has informed the Eligible Lender if it has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding. The Borrower is subject to the maximum loan size limitations of the Facility on an entity-basis, rather than on a loan basis. That is, if the Borrower receives more than one loan under the Facility, the sum of those loans cannot exceed the permissible maximum loan size of the Facility.

5.F. ***Previous Use of Other Credit Programs by Affiliates.*** The Borrower must certify that, to its knowledge after reasonable diligence, none of its affiliates has accessed the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility. It must also certify that it has informed the Eligible Lender if, after reasonable diligence, it has determined that any of its affiliates has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding. An affiliated group of companies can participate in only one Main Street Facility and may not participate in both a Main Street Facility and the Primary Market Corporate Credit Facility. In no case can an affiliated group's total participation in the Facility exceed the maximum loan size that the affiliated group is eligible to receive on a consolidated basis. As result, the Borrower's maximum loan size is limited by its own leverage level, the leverage level of the affiliated group on a consolidated basis, and the size of any loan extended to other affiliates in the group.

5.G. ***Use of the Facility by Borrower That Is a Holding Company.*** If (and only if) the Borrower is a company, all or substantially all of the assets of which comprise equity interests in other entities, then the Borrower must certify that (i) the Eligible Loan is fully guaranteed on a joint and several basis by its Selected Subsidiaries and (ii) if the Eligible Loan is secured, then the Selected Subsidiaries' guarantees are also secured.

6. **Indemnity**. The certifications and covenants shall also include an indemnification by the Borrower of the beneficiaries of such certifications and covenants for any liability, claim, cost, loss, judgment, damage or expense that a beneficiary incurs or suffers as a result of or arising out of a material breach of any of the Borrower's certifications or covenants contained in such document.

FORM CERTIFICATIONS AND COVENANTS: The form certifications and covenants are provided on the next page.

MAIN STREET PRIORITY LOAN FACILITY
FORM OF BORROWER CERTIFICATIONS AND COVENANTS

Reference is made to the Main Street Priority Loan Facility (the "Facility"), which has been authorized under section 13(3) of the Federal Reserve Act (the "FRA"). Under the Facility, the Federal Reserve Bank of Boston (the "Reserve Bank"), acting under the direction of the Board of Governors of the Federal Reserve System (the "Board" and, together with the twelve Federal Reserve Banks, the "Federal Reserve"), has committed to lend to a special purpose vehicle, MS Facilities LLC, a Delaware limited liability company (the "SPV"), on a recourse basis. The SPV will purchase 95 percent participations in certain eligible loans made by eligible lenders to eligible borrowers. Eligible lenders will retain 5 percent of each such eligible loan. The Secretary of the Treasury ("Secretary") has committed funds appropriated to the Exchange Stabilization Fund under section 4027 of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") to the SPV in connection with the Facility, the Main Street New Loan Facility, and the Main Street Expanded Loan Facility (each, a "Main Street Facility").

Reference is further made to the Main Street Priority Loan Facility Borrower Certifications and Covenants Instructions and Guidance (the "Instructions") immediately preceding these Main Street Priority Loan Facility Borrower Certifications and Covenants.

I, the undersigned principal executive officer or principal financial officer, or other authorized officer performing similar functions of the borrower named below (the "Borrower"), in such capacity, make these certifications and covenants (these "Borrower Certifications and Covenants") to the SPV, the lender named below as the eligible lender (the "Eligible Lender") with respect to the eligible loan to be made to the Borrower under the Facility (the "Eligible Loan"), the Reserve Bank, the Board, and the Secretary (each, a "Beneficiary" and, collectively, the "Beneficiaries") in connection with Borrower's participation in the Facility.

I hereby confirm that I have the full power and authority to make the following certifications and covenants on behalf of the Borrower and that the Borrower has the full power and authority to enter into, deliver, and perform the following covenants, agreements, and undertakings, and that such covenants, agreements, and undertakings (i) have been duly and validly authorized, executed, and delivered by the Borrower and (ii) are the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except that such enforceability against the Borrower may be limited by bankruptcy, insolvency, or other similar laws of general applicability affecting the enforcement of creditors' rights generally and by a court's discretion in relation to equitable remedies. I also hereby confirm that I have consulted with such other officers, employees, and advisors of the Borrower as I have deemed appropriate, and made such other investigations and inquiries as I have deemed appropriate, in order to make the following certifications, covenants, and agreements.

1. **Facility Borrower Eligibility Certifications and Covenants**. In connection with Borrower's proposed participation in the Facility, I hereby:

   1.A. certify that, as of the date hereof, the Borrower is a Business (as defined in the Instructions);

   1.B. certify that the Borrower was established (as defined in the Instructions) prior to March 13, 2020;

   1.C. certify that, as of the date hereof, after reasonable, good faith diligence (as explained in the Instructions), the Borrower has no reason to believe that it is an Ineligible Business (as defined in the Instructions);

   1.D. certify that, as of the date hereof, the Borrower (when aggregated with its affiliates in accordance with the Instructions) meets at least one of the following two conditions: (i) has 15,000 employees or fewer, or (ii) had 2019 annual revenues of $5 billion or less; and

1.E. certify that, as of the date hereof, the Borrower has not also participated in, and covenant and agree that the Borrower will not seek to participate simultaneously in, the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility.

2. CARES Act Borrower Eligibility Certifications and Covenants. In connection with Borrower's proposed participation in the Facility, I hereby:

2.A. certify that, as of the date hereof, the Borrower has not received specific support pursuant to the Coronavirus Economic Stabilization Act of 2020 (Subtitle A of Title IV of the CARES Act);

2.B. certify that, as of the date hereof, the Borrower is created or organized in the United States or under the laws of the United States with significant operations in and a majority of its employees based in the United States, consistent with section 4003(c)(3)(C) of the CARES Act;

2.C. certify that, as of the date hereof, to the best of my knowledge and based on reasonable diligence (as explained in the Instructions), the Borrower is not a Covered Entity (as defined in the Instructions); and

2.D. covenant and agree that the Borrower will comply with the compensation, stock repurchase, and capital distribution restrictions that apply to direct loan programs under section 4003(c)(3)(A)(ii) of the CARES Act, except that an S corporation or other tax pass-through entity that is a Borrower may make distributions to the extent reasonably required to cover its owners' tax obligations in respect of the Borrower's earnings.

3. FRA and Regulation A Borrower Eligibility Certifications. In connection with Borrower's proposed participation in the Facility, I hereby certify, as of the date hereof, that the Borrower:

3.A. is unable to secure adequate credit accommodations from other banking institutions, consistent with 12 CFR 201.4(d)(8); and

3.B. is not Insolvent (as defined in the Instructions), consistent with 12 CFR 201.4(d)(5).

4. Eligible Loan Certifications. In connection with the Borrower's proposed participation in the Facility, I hereby certify that:

4.A. (i) the Borrower has provided financial records to the Eligible Lender and a calculation of the Borrower's (and, if relevant, the Borrower's affiliates' and Selected Subsidiaries' (as defined in the Instructions)) adjusted 2019 earnings before interest, taxes, depreciation, and amortization ("<u>EBITDA</u>"), reflecting only those adjustments permitted pursuant to the methodology agreed upon with the Eligible Lender, and (ii) such financial records fairly present, in all material respects, the financial condition of such entities for the period covered thereby in accordance with U.S. Generally Accepted Accounting Principles (if applicable), consistently applied, and that such adjusted EBITDA calculations are true and correct in all material respects;

4.B. if the Eligible Loan is unsecured, the Borrower's other Loans or Debt Instruments (as defined in the Instructions), other than Mortgage Debt (as defined in the Instructions), are unsecured at the time of origination of the Eligible Loan;

4.C. if the Eligible Loan is secured, the Borrower has provided the Eligible Lender with (i) good faith valuations of any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) at the time of origination of the Eligible Loan, (ii) good faith valuations of any collateral security for each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan, (iii) good faith calculation of the outstanding aggregate principal amount of each of the Borrower's other Loans or Debt Instruments (other than Mortgage Debt) at the time of origination of the Eligible Loan and (iv) confirmation as to whether

any collateral security for the Eligible Loan (including security for the Selected Subsidiaries' guarantees, if applicable) is Shared Collateral (as defined in the Instructions); and

4.D. if the Eligible Loan is secured, I have no knowledge or reason to believe that the lien of the Eligible Lender in any Shared Collateral is not senior to or *pari passu* with the lien on such Shared Collateral securing any of the Borrower's other Loans or Debt Instruments, other than Mortgage Debt.

5. **Additional Borrower Certifications and Covenants**. In connection with the Borrower's proposed participation in the Facility, I hereby:

5.A. covenant and agree that the Borrower will not repay the principal balance of, or pay any interest on, any debt unless the principal or interest payment is mandatory and due, until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee (as defined in the Instructions) holds an interest in the Eligible Loan in any capacity, provided that the Borrower may, at the time of origination of the Eligible Loan, refinance existing debt owed by the Borrower to a lender that is not the Eligible Lender;

5.B. covenant and agree that the Borrower will not seek to cancel or reduce any of its committed lines of credit with the Eligible Lender or any other lender until (i) the Eligible Loan is repaid in full or (ii) neither the SPV nor a Governmental Assignee holds an interest in the Eligible Loan in any capacity;

5.C. certify that, as of the date hereof, I have a reasonable basis to believe that, after giving effect to the Eligible Loan, the Borrower has the ability to meet its financial obligations for at least the next 90 days and does not expect to file for bankruptcy during that time period;

5.D. covenant and agree that, if the Borrower is a subsidiary of a foreign company, the Borrower will use the proceeds of the Eligible Loan only for the benefit of the Borrower, its consolidated U.S. subsidiaries, and other affiliates of the Borrower that are U.S. businesses, and not for the benefit of the Borrower's foreign parents, affiliates, or subsidiaries;

5.E. certify that I have informed the Eligible Lender if, as of the date hereof, the Borrower has previously received, or has a pending application to receive, funds in connection with any Main Street Facility, as well as the value of such funding;

5.F. certify that, to my knowledge after reasonable diligence, none of the Borrower's affiliates has accessed the Main Street New Loan Facility, the Main Street Expanded Loan Facility, or the Primary Market Corporate Credit Facility as of the date hereof, and the Borrower has informed the Eligible Lender if, after reasonable diligence, it has determined that any of its affiliates has previously received, or has a pending application to receive, funds in connection with the Facility, as well as the value of such funding; and

5.G. certify that, if (and only if) the Borrower is, as of the date hereof, a company, all or substantially all of the assets of which comprise equity interests in other entities, then (i) the Eligible Loan is fully guaranteed on a joint and several basis by its Selected Subsidiaries and (ii) if the Eligible Loan is secured, then the Selected Subsidiaries' guarantees are also secured.

6. **Indemnification**. The Borrower shall indemnify, defend, and hold each Beneficiary and its officers, directors, agents, partners, members, controlling entities, and employees (collectively, "<u>Indemnitees</u>") harmless from and against any liability, claim, cost, loss, judgment, damage, or expense (including reasonable attorneys' fees and expenses) that any Indemnitee incurs or suffers as a result of or arising out of a material

breach of any of Borrower's representations, warranties, covenants, or agreements in these Borrower Certifications and Covenants.

7. Miscellaneous.

7.A. I further covenant and agree that the Borrower will promptly notify the Eligible Lender of any material misrepresentation with respect to any certification hereunder and any material breach of any covenant made hereunder during the time in which the Eligible Loan is outstanding and the SPV, or any Governmental Assignee, holds an interest in the Eligible Loan, and for one year after the Eligible Loan is no longer owned in any capacity by the SPV or any other Governmental Assignee.

7.B. I acknowledge that, if this certification includes a knowing material misrepresentation, in addition to all remedies available at law, in equity or otherwise, the SPV, the Reserve Bank, the Board, or the Secretary may refer the matter to the relevant law enforcement authorities for investigation and possible action in accordance with applicable criminal and civil law. *See, e.g.*, 18 U.S.C. § 1001; 31 U.S.C. § 3729.

7.C. I further acknowledge that, the Eligible Loan and any other financial assistance provided to the Borrower through the Facility would promptly become due and payable upon discovery of a material misrepresentation or material breach of covenant related to Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) or Section 3 (FRA and Regulation A Borrower Eligibility Certifications) of these Borrower Certifications and Covenants.

7.D. I further acknowledge that the Reserve Bank, the Board, the Department of the Treasury, and any Governmental Assignee or agency of the Federal government associated with such Governmental Assignee may make public and nonpublic disclosures with respect to the Facility including, without limitation, those required under applicable law. These disclosures may include the identity of the Borrower; the date and amount of the loan provided to the Borrower through the Main Street Facilities; the form in which the loan was provided to the Borrower; material terms of such loan; and other information. In addition, the SPV or the managing member of the SPV may make disclosures of information that it receives from and about the Borrower in connection with the Facility to the Reserve Bank, the Board, the Department of the Treasury, and any Governmental Assignee or agency of the Federal government associated with such Governmental Assignee. On behalf of the Borrower, I consent to such disclosures.

7.E. I covenant and agree that the Borrower will retain records (the "File") containing the basis for the certifications in Section 2 (CARES Act Borrower Eligibility Certifications and Covenants) and compliance with the covenant therein, and will make such information available to the Reserve Bank as promptly as practicable upon request of the Reserve Bank, either as (i) a copy of the File for the Reserve Bank's own inspection or review or (ii) an attestation by an external auditor that the auditor has examined the File and has found it sufficient to support the certification and compliance with the related covenant. If the Borrower submits an attestation by an external auditor, the Reserve Bank reserves the right to request a copy of the File for its own inspection or review. The Borrower will retain the File for a period of 10 years following the termination of all of the Main Street Facilities, or for the period of time required by the Borrower's document retention policies, whichever is longer.

The illegality, invalidity or unenforceability of any provision of these Borrower Certifications and Covenants under the law of any jurisdiction shall not affect its legality, validity, or enforceability under the law of any other jurisdiction or the legality, validity, or enforceability of any other provision.

THESE BORROWER CERTIFICATIONS AND COVENANTS, THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND BENEFICIARIES UNDER THESE BORROWER CERTIFICATIONS AND COVENANTS

AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THESE BORROWER CERTIFICATIONS AND COVENANTS OR THE TRANSACTION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

The Borrower irrevocably and unconditionally submits to and accepts the non-exclusive jurisdiction of the United States District Court for the District of Massachusetts located in the City of Boston or the courts of the Commonwealth of Massachusetts located in the County of Suffolk for any action, suit, or proceeding arising out of or based upon these Borrower Certifications and Covenants or any matter relating to them and waives any objection that it may have to the laying of venue in any such court or that any such court is an inconvenient forum or does not have personal jurisdiction over it.

These Borrower Certifications and Covenants may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. These Borrower Certifications and Covenants shall become effective when it shall have been duly executed and delivered by the undersigned officers of the Borrower. The words "executed," signed," "signature," and words of like import as used above and elsewhere in these Borrower Certifications and Covenants may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, "pdf", "tif", or "jpg") and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

Name of the Borrower: Contrail Aviation Support, LLC

Name of the Lender: Old National Bank

On behalf of the Borrower:

By:____________________	By:____________________
Name: Joseph Kuhn	Name: Miriam Cohen-Kuhn
Title: CEO	Title: Chief Financial Officer
Date: November 24, 2020	Date: November 24, 2020

EXHIBIT C
Form of Assignment and Assumption

Issued on July 31, 2020

ASSIGNMENT AND ASSUMPTION
FOR THE MAIN STREET LENDING PROGRAM

This Assignment and Assumption (the "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the "Assignor") and the Assignee identified in item 2 below (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in (i) the Co-Lender Agreement identified below (as amended, the "Co-Lender Agreement") and (ii) to the extent not defined in the Co-Lender Agreement, the Credit Agreement identified below (as amended, the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions, the Co-Lender Agreement and the Credit Agreement, as of the Effective Date (i) all of the Assignor's rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount identified in Section 8 below of all of such outstanding rights and obligations of the Assignor under the facility identified in Section 8 below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the "Assigned Interest"). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor: Old National Bank

2. Assignee: ______________________________[1]

3. Borrower: Contrail Aviation Support, LLC
   Borrower: Contrail Aviation Leasing, LLC [2]

4. Administrative Agent: Assignor, as the administrative agent pursuant to the Co-Lender Agreement

5. Credit Agreement: The credit agreement, loan agreement, business loan agreement, promissory note, note or other analogous or similar agreement or agreements (or any combination of the foregoing), dated as of the Credit Agreement Date, by and among Borrower, as borrower, Assignor, as the lender or a lender, the Administrative Agent (if applicable), and any other entities party thereto from time to time (including all intercreditor agreements, subordination agreements, waivers and amendments entered into from time to time pursuant thereto or in connection therewith and the note(s) (if any) evidencing the loans issued thereunder), in each case, as amended, supplemented or otherwise modified from time to time, including any such agreement or agreements that have been delivered by Assignor to MS Facilities LLC in connection with the Participation Agreement (as defined in the Co-Lender Agreement)

---

[1] Name of the Assignee to remain blank until filled in by the SPV.

[2] List each Borrower if there are multiple Borrowers.

Credit Agreement Date: November 24, 2020

Co-Lender Agreement: The Co-Lender Agreement, dated as of the Effective Date, by and among the Borrower, the Assignor, the Assignee and the Administrative Agent

Main Street Term Loan Tranche: Has the meaning set forth in the Co-Lender Agreement.

6. Participation Date:________________, 20__[3]

7. Participated Interest as of the Participation Date:

FACILITY ASSIGNED	AGGREGATE AMOUNT OF LOANS FOR ALL LENDERS IN SUCH FACILITY AS OF THE PARTICIPATION DATE	AMOUNT OF SUCH LOANS PARTICIPATED AS OF THE PARTICIPATION DATE	PERCENTAGE OF SUCH LOANS PARTICIPATED AS OF THE PARTICIPATION DATE
Main Street Term Loan Tranche	$43,598,000	$41,418,100.00	95%

8. Assigned Interest as of the Effective Date:

FACILITY ASSIGNED	AGGREGATE AMOUNT OF LOANS FOR ALL LENDERS IN SUCH FACILITY AS OF THE EFFECTIVE DATE	AMOUNT OF SUCH LOANS ASSIGNED AS OF THE EFFECTIVE DATE	PERCENTAGE OF SUCH LOANS ASSIGNED AS OF THE EFFECTIVE DATE
Main Street Term Loan Tranche	$____________[4]	$____________[5]	________%[6]

9. Effective Date:________________, 20__.[7]

10. The parties hereto agree that the Effective Date shall not occur until the Administrative Agent has accepted this Assignment and Assumption and recorded it in the Register.

[Page break]

[3] The date the participation request was submitted to the SPV.

[4] Field to be left blank at the time the participation request is submitted to the SPV. Amount to be inserted by the SPV upon submission to the Administrative Agent for effectiveness. This amount should be the aggregate amount of loans (the "Loans") for all Lenders under the applicable facility as of the Effective Date. While the amount set forth in section 7 lists the aggregate amount of the Loans for all Lenders as of the Participation Date, such outstanding amounts could change over time as the Borrower prepays or repays principal or as certain interest payments are capitalized and added to the principal amount of the Loans, among other reasons (such increases or decreases to the principal amount of the Loans, the "Principal Amount Adjustments"). The amount listed should reflect any such Principal Amount Adjustments following the Participation Date.

[5] Field to be left blank at the time the participation request is submitted to the SPV. Amount to be inserted by the SPV upon submission to the Administrative Agent for effectiveness. This amount should be the aggregate amount of Loans being assigned by the Assignor to the Assignee on the Effective Date and should reflect any Principal Amount Adjustments following the Participation Date. This amount should not be greater than the amount of the Loans participated to the SPV as of the Participation Date after giving effect to any Principal Amount Adjustments thereto following the Participation Date (i.e. while the SPV can elevate or elevate and transfer less than its participated share of such Loans it may not transfer the portion of such Loans required to be retained by the Assignor).

[6] Field to be left blank at the time the participation request is submitted to the SPV. Percentage to be inserted by the SPV upon submission to the Administrative Agent for effectiveness. This percentage should not be greater than the percentage set forth in section 7.

[7] Field to be left blank at the time the participation request is submitted to the SPV. Effective Date to be completed by the Administrative Agent upon recordation of this Assignment and Assumption in the Register.

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

OLD National Bank

By:______________________________
Name: Tommy Olson
Title: SVP

ASSIGNEE[8]

____

By:______________________________
Name:
Title:

Consented to:

Old National Bank, as
Administrative Agent under the Co-Lender Agreement

By:______________________________
Name: Tommy Olson
Title: SVP

Consented to:

Contrail Aviation Support, LLC as Borrower[9]

By:______________________________
Name: Joseph Kuhn
Title: CEO

Contrail Aviation Leasing, LLC, as Borrower

By:______________________________
Name: Joseph Kuhn
Title: CEO

---

[8] Field to be left blank at the time the participation request is submitted to the SPV.

[9] If there are multiple Borrowers, each Borrower is required to sign.

Accepted for Recordation by:

OLD National Bank, as [10]
Administrative Agent under the Co-Lender Agreement

By:________________________________
Name: Tommy Olson
Title: SVP

[10] Field to be left blank at the time the participation request is submitted to the SPV.

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and the Co-Lender Agreement, (ii) it meets all the requirements to be an assignee under the Co-Lender Agreement, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the Co-Lender Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and the Co-Lender Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements by the Borrower and other obligors, as applicable, delivered pursuant thereto and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest and (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to the Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

The words “executed,” signed,” “signature,” and words of like import as used above and elsewhere in this Assignment and Assumption shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT D

Form of Co-Lender Agreement

CO-LENDER AGREEMENT UNDER
THE MAIN STREET LENDING PROGRAM

TRANSACTION SPECIFIC TERMS

THIS CO-LENDER AGREEMENT UNDER THE MAIN STREET LENDING PROGRAM is dated as of the Agreement Date and entered into by and between the Initial Lender, the New Lender, the other Lenders from time to time parties hereto, the Administrative Agent, the Borrower and the other Loan Parties from time to time parties hereto (if any) to govern the rights and obligations of the Lenders, the Administrative Agent, the Borrower and the other Loan Parties (if any) under the Credit Agreement and the other Loan Documents (the "Transaction"), in accordance with the terms, conditions and agreements set forth in the Standard Terms and Conditions for Co-Lender Agreements under the Main Street Lending Program (the "Standard Terms") published as of July 31, 2020 on the website of the Federal Reserve Bank of Boston (the "Federal Reserve Bank of Boston's Website"), which is currently at http://www.bostonfed.org. The Standard Terms are incorporated herein by reference without any modification whatsoever except as otherwise agreed herein by the Parties and as specifically supplemented and modified by the terms and elections set forth in the Transaction Summary and Sections A through C below. The Standard Terms and the Transaction Specific Terms together constitute a single integrated Co-Lender Agreement under the Main Street Lending Program. For good and valuable consideration, receipt of which is hereby acknowledged, the Parties agree to be bound by the Standard Terms and the Transaction Specific Terms set forth herein.

TRANSACTION SUMMARY

Agreement Date:	____________________[1]
Initial Lender:	**Old National Bank**
Administrative Agent:	**The Initial Lender in its capacity as administrative agent under this Co-Lender Agreement**
New Lender:	____________________[2]
Credit Agreement Date:	**November 24, 2020**
Borrower:	**Contrail Aviation Support, LLC** **Contrail Aviation Leasing, LLC**[3]
Main Street Term Loan Tranche:	**Term Loan G**

A. DEFINITIONS

Capitalized terms used in this Agreement shall have the respective meanings ascribed thereto in Section 1 of the Standard Terms, as supplemented by Section A of the Transaction Specific Terms and as otherwise may be provided in other provisions of this Agreement. Terms defined in the Credit Agreement and not otherwise defined in this Agreement shall have the same meanings in this Agreement as in the Credit Agreement. Except as otherwise expressly set forth herein, each reference herein to "the Agreement," "this Agreement," "herein," "hereunder" or "hereof" shall be deemed a reference to this Agreement. If there is any inconsistency between the Transaction Specific Terms and the Standard Terms, the Transaction Specific Terms shall govern and control.

[1] Agreement Date to remain blank until filled in by the New Lender.

[2] Name of the New Lender to remain blank until filled in by the New Lender.

[3] List each Borrower if there are multiple Borrowers.

B. WIRE INSTRUCTIONS

New Lender's Wire Instructions:[4]

Bank: ____________________
ABA No.: ____________________
Acct.: ____________________
Acct. No.: ____________________
Attn.: ____________________
Ref.: ____________________

Initial Lender's Wire Instructions:[5]

Bank: Old National Bank
ABA No.: 086300012
Acct.: Participation Account
Acct. No.: 601000420
Attn.: Michelle Bugher/Twana Karns
Ref.: Term Loan G/Loan No. 20005776531

Administrative Agent's Wire Instructions:[6]

Bank: Old National Bank
ABA No.: 086300012
Acct.: Participation Account
Acct. No.: 601000420
Attn.: Michelle Bugher/Twana Karns
Ref.: Term Loan G/Loan No. 20005776531

C. NOTICE INFORMATION

New Lender's Address for Notices and Delivery:[7]

____
____
____
Attention:
Telephone:
Facsimile:
Electronic Mail Address:

[4] To remain blank until completed by New Lender.

[5] To be completed by Initial Lender.

[6] To be completed by Administrative Agent.

[7] To remain blank until completed by New Lender.

Initial Lender's Address for Notices and Delivery:[8]

Old National Bank
25 W. Main Street, Suite 200
Madison, WI 53703

Attention: Tommy Olson
Telephone: 608-535-3190
Facsimile: 608-354-0066
Electronic Mail Address: tommy.olson@oldnational.com

Administrative Agent's Address for Notices and Delivery:[9]

Old National Bank
25 W. Main Street, Suite 200
Madison, WI 53703

Attention: Tommy Olson
Telephone: 608-535-3190
Facsimile: 608-354-0066
Electronic Mail Address: tommy.olson@oldnational.com

[8] To be completed by Initial Lender.

[9] To be completed by Administrative Agent.

IN WITNESS WHEREOF, Initial Lender, Administrative Agent, Borrower, the other Loan Parties (if any) and New Lender have executed this Agreement by their duly authorized officers or representatives.

INITIAL LENDER

Old National Bank

By:____________________________________
Name: Tommy Olson
Title: SVP

ADMINISTRATIVE AGENT

Old National Bank

By:____________________________________
Name: Tommy Olson
Title: SVP

BORROWER[10]

Contrail Aviation Support, LLC

By:______________________________________
Name: Joseph Kuhn
Title: CEO

Contrail Aviation Leasing, LLC

By:______________________________________
Name: Joseph Kuhn
Title: CEO

[11]

[10] If there are multiple Borrowers, each Borrower is required to sign.

[11] If there are any Guarantors or Grantors (other than a Borrower), each such Guarantor or Grantor is required to sign.

NEW LENDER

______________________________[12]

By:______________________________
Name:
Title:

[12] To be left blank until completed by New Lender.

EXHIBIT E
Required Financial Reporting

Appendix C: Required Financial Reporting

Each Main Street loan should contain a financial reporting covenant requiring the regular delivery of certain financial information and calculations. The items listed in Table I below must be provided by each Main Street borrower to their Eligible Lender at least annually. The items listed in Table II must be provided by each Main Street borrower to their Eligible Lender at least quarterly; the quarterly requirements vary based on the Main Street facility in which the borrower is participating. Eligible Lenders will specify the required reporting standards and forms for each Eligible Borrower.[37]

Table I: Data Required Annually from All Main Street Borrowers	
Required Data	**Definition**
Total Assets	The sum of current assets, fixed assets, and other non-current assets (including, but not limited to, intangible assets, deferred items, investments, and advances).
Current Assets	Cash, accounts receivable, inventory, and other short-term assets that are likely to be converted into cash, used, sold, exchanged, or otherwise expensed in the normal course of business within one year.
Cash & Marketable Securities	Cash, depository accounts, and marketable securities that can be easily sold and readily converted into cash.
Tangible Assets	Assets having a physical existence, measured as total assets less intangible assets. Tangible assets are distinguished from intangible assets, such as trademarks, copyrights, and goodwill.
Total Liabilities	The total amount of all outstanding obligations, both current and noncurrent.
Current Liabilities	Short term debt, accounts payable, and other current liabilities that are due within one year.
Total Debt (Incl. Undrawn Available Lines of Credit)	Existing outstanding and committed debt (including any undrawn available amounts).
Total Equity	Measured as total assets minus total liabilities.
Total Revenue	Total income generated by the sale of goods or services from ongoing operations. Total Revenue excludes any non-recurring sales or gains.
Net Income	The income (or loss) after expenses and losses have been subtracted from all revenues and gains for the fiscal period, including discontinued operations.
Unadjusted EBITDA	Earnings before interest expense, income tax expense, depreciation expense, and amortization expense. The starting point is net income.
Adjusted EBITDA	Unadjusted EBITDA adjusted for any non-recurring, one-time, or irregular items. The Adjusted EBITDA measurement should align with the relevant facility's term sheet.

[37] Under the Servicing Agreement, in the case of multi-borrower loans, this information must be entered into the Portal "on a consolidated basis" (otherwise referred to in this document as on an "aggregated basis"). Eligible Lenders may elect to require reporting from the co-borrowers on an aggregated basis, or may aggregate such information after requiring individual co-borrower financial statements. If an Eligible Lender permits co-borrowers to submit aggregated financial statements, the Eligible Lender should instruct the co-borrowers to use the Eligible Lender's typical practices to aggregate such information in a manner that accounts for transactions between the co-borrowers and accurately reflects the financial position of the co-borrowers and their ability to repay the loan (e.g., in a manner that avoids double counting of revenues, assets, or liabilities).

Effective: October 30, 2020

Table I: Data Required <u>Annually</u> from All Main Street Borrowers	
Required Data	**Definition**
Depreciation Expense	Non-cash expense measured based on the use of fixed assets, recognized over the useful life of the fixed assets.
Amortization Expense	Non-cash expense measured based on the use of intangible assets, recognized over the life of the intangible asset.
Interest Expense	The periodic finance expense of short term and long term debt.
Tax Expense	Federal, state and local income tax expenses.
Rent Expense	The contractual costs of occupying leased real estate.
Dividends / Equity Distributions	Distributions to equity owners.
Accounts Receivable (net of allowances)	Amounts owed to the borrower resulting from providing goods and/or services. Accounts receivable will be net of any allowances for uncollectible amounts.
Inventory (net of reserves)	Value of the raw materials, work in process, supplies used in operations, finished goods, and merchandise bought which are intended to be sold in the ordinary course of business. Inventory should be net of reserves.
Fixed Assets, Gross	Tangible property used in the business and not for resale, including buildings, furniture, fixtures, equipment, and land. Report fixed assets gross of depreciation.
Accumulated Depreciation	Cumulative depreciation of all fixed assets up to the Date of Financial Information.
Accounts Payable (A/P)	The obligations owed to the borrower's creditors arising from the entity's ongoing operations, including the purchase of goods, materials, supplies, and services. Accounts payable excludes short term and long term debt.
Short Term Debt	Debt obligations of the borrower due with a term of less than one year, including the current portion of any Long Term Debt.
Long Term Debt	Debt obligations of the borrower that are due in one year or more, excluding the current portion that is otherwise captured in Short Term Debt.
Description of EBITDA Adjustments	Description of items that are added to Unadjusted EBITDA to determine Adjusted EBITDA.
Total Expenses	All money spent and costs incurred, both recurring and non-recurring, to generate revenue. Expenses exclude items capital in nature (i.e., expenses that are allowed to be capitalized and included in the cost basis of a fixed asset).
Operating Expenses	Money spent and costs incurred related to normal business operations including selling, general & administrative expenses, depreciation, and amortization (i.e., total expenses less non-recurring expenses). Exclude capital expenditures.
Operating Income	Profit (or loss) realized from continuing operations (i.e., revenue less operating expenses).
Fixed Charges	Expenses that recur on a regular basis, regardless of the volume of business (i.e., lease payments, rental payments, loan interest payments, or insurance payments).
Capitalized Expenditures	Non-operating expenditures capitalized to fixed assets.
Guarantor Net Assets	Total assets less total liabilities of the guarantor (also referred to as net worth).
Sr. Debt Balance	Debt amount ranking senior to the Main Street loan.
Additional Pari Passu Debt Balance	Debt amount ranking pari passu to the Main Street loan.
Collateral Type (Non-Real Estate)	If the loan is secured by collateral that is not predominantly real estate, including if the collateral provided is different types, report the predominant type of collateral (e.g., inventory, receivables, securities, etc.) by aggregate value.

Table I: Data Required Annually from All Main Street Borrowers	
Required Data	**Definition**
Collateral Type (Real Estate)	If the loan is secured by real estate collateral, indicate the property type (e.g., hotel, multifamily, residential, industrial, etc.). If the loan is secured by multiple real estate property types, report the predominant property type by aggregate value.
Collateral Value Reporting	For loans that require ongoing or periodic valuation of the collateral, report the market value of the collateral as of the reporting date.
Collateral Value Date	Define the as-of date that corresponds with the Collateral Value Reporting field.
Covenant Status (Pass / Fail)	Yes/no, indicating if the facility has satisfied covenant tests.
Date of Covenant Default	If applicable, report the date when borrower defaulted covenants.
Nature of Covenant Default	If applicable, describe the covenant default (i.e., missing financial statements, ratio trigger).
Date of Covenant Cure	If applicable, report the date when borrower cured previous defaults.

Table II: Data Required Quarterly from Main Street Borrowers by Main Street Facility				
Required Data	**MSELF**	**MSNLF**	**MSPLF**	**Definition**
Total Assets	Yes	Yes	Yes	The sum of current assets, fixed assets, and other non-current assets (including, but not limited to, intangible assets, deferred items, investments, and advances).
Current Assets	Yes	Yes	Yes	Cash, accounts receivable, inventory, and other short term assets that are likely to be converted into cash, used, sold, exchanged, or otherwise expensed in the normal course of business within one year.
Cash & Marketable Securities	Yes	Yes	Yes	Cash, depository accounts, and marketable securities that can be easily sold and readily converted into cash.
Tangible Assets	Yes	No	No	Assets having a physical existence measured as total assets less intangible assets. Tangible assets are distinguished from intangible assets, such as trademarks, copyrights, and goodwill.
Total Liabilities	Yes	Yes	Yes	The total amount of all outstanding obligations, both current and noncurrent.
Current Liabilities	Yes	Yes	Yes	Short term debt, accounts payable, and other current liabilities that are due within one year.
Total Debt (Incl. Undrawn Available Lines of Credit)	Yes	Yes	Yes	Existing outstanding and committed debt (including any undrawn available amounts).
Total Equity	Yes	Yes	Yes	Measured as total assets minus total liabilities.
Total Revenue	Yes	Yes	Yes	Total income generated by the sale of goods or services from ongoing operations. Total Revenue excludes any non-recurring sales or gains.
Net Income	Yes	Yes	Yes	The income (or loss) after expenses and losses have been subtracted from all revenues and gains for the fiscal period, including discontinued operations.
Unadjusted EBITDA	Yes	Yes	Yes	Earnings before interest expense, income tax expense, depreciation expense and amortization expense. The starting point is net income.

Effective: October 30, 2020

Table II: Data Required Quarterly from Main Street Borrowers by Main Street Facility				
Required Data	**MSELF**	**MSNLF**	**MSPLF**	**Definition**
Adjusted EBITDA	Yes	Yes	Yes	Unadjusted EBITDA adjusted for any non-recurring, one-time or irregular items. The Adjusted EBITDA measurement should align with the relevant facility's term sheet.
Depreciation Expense	Yes	No	No	Non-cash expense measured based on the use of fixed assets, recognized over the useful life of the fixed assets.
Amortization Expense	Yes	No	No	Non-cash expense measured based on the use of intangible assets, recognized over the life of the intangible asset.
Interest Expense	Yes	Yes	Yes	The periodic finance expense of short term and long term debt.
Tax Expense	Yes	No	No	Federal, state and local income tax expenses.
Rent Expense	Yes	No	No	The contractual costs of occupying leased real estate.
Dividends / Equity Distributions	Yes	Yes	Yes	Distributions to equity owners.
Accounts Receivable (net of allowances)	Yes	No	No	Amounts owed to the borrower resulting from providing goods and/or services. Accounts receivable will be net of any allowances for uncollectible amounts.
Inventory (net of reserves)	Yes	No	No	Value of the raw materials, work in process, supplies used in operations, finished goods, and merchandise bought which are intended to be sold in the ordinary course of business. Inventory should be net of reserves.
Fixed Assets, Gross	Yes	No	No	Tangible property used in the business and not for resale, including buildings, furniture, fixtures, equipment, and land. Report fixed assets gross of depreciation.
Accumulated Depreciation	Yes	No	No	Cumulative depreciation of all fixed assets up to the Date of Financial Information.
Accounts Payable (A/P)	Yes	No	No	The obligations owed to the borrower's creditors arising from the entity's ongoing operations, including the purchase of goods, materials, supplies, and services. Accounts payable excludes short term and long term debt.
Short Term Debt	Yes	No	No	Debt obligations of the borrower due with a term of less than one year, including the current portion of any Long Term Debt.
Long Term Debt	Yes	No	No	Debt obligations of the borrower that are due in one year or more, excluding the current portion that is otherwise captured in Short Term Debt.
Description of EBITDA Adjustments	Yes	No	No	Description of items that are added to Unadjusted EBITDA to determine Adjusted EBITDA.
Total Expenses	Yes	No	No	All money spent and costs incurred, both recurring and non-recurring, to generate revenue. Expenses exclude items capital in nature (i.e., expenses that are allowed to be capitalized and included in the cost basis of a fixed asset).
Operating Expenses	Yes	Yes	Yes	Money spent and costs incurred related to normal business operations, including selling, general & administrative expenses, depreciation, and amortization (i.e. total expenses less non-recurring expenses). Exclude capital expenditures.

Effective: October 30, 2020

Table II: Data Required Quarterly from Main Street Borrowers by Main Street Facility				
Required Data	**MSELF**	**MSNLF**	**MSPLF**	**Definition**
Operating Income	Yes	Yes	Yes	Profit (or loss) realized from continuing operations (i.e., revenue less operating expenses).
Fixed Charges	Yes	No	No	Expenses that recur on a regular basis, regardless of the volume of business (i.e., lease payments, rental payments, loan interest payments, or insurance payments).
Capitalized Expenditures	Yes	Yes	Yes	Non-operating expenditures capitalized to fixed assets.
Guarantor Net Assets	Yes	No	No	Total assets less total liabilities of the guarantor (also referred to as net worth).
Sr. Debt Balance	Yes	Yes	Yes	Debt amount ranking senior to the Main Street loan.
Additional Pari Passu Debt Balance	Yes	Yes	Yes	Debt amount ranking pari passu to the Main Street loan.
Collateral Type (Non-Real Estate)	Yes	No	No	If the loan is secured by collateral that is not predominantly real estate, including if the collateral provided is different types, report the predominant type of collateral (e.g., inventory, receivables, securities, etc.) by aggregate value.
Collateral Type (Real Estate)	Yes	No	No	If the loan is secured by real estate collateral, indicate the property type (e.g., hotel, multifamily, residential, industrial, etc.). If the loan is secured by multiple real estate property types, report the predominant property type by aggregate value.
Collateral Value Reporting	Yes	No	No	For loans that require ongoing or periodic valuation of the collateral, report the market value of the collateral as of the reporting date.
Collateral Value Date	Yes	No	No	Define the as-of date that corresponds with the Collateral Value Reporting field.
Covenant Status (Pass / Fail)	Yes	Yes	Yes	Yes/no, indicating if the facility has satisfied covenant tests.
Date of Covenant Default	Yes	Yes	Yes	If applicable, report the date when borrower defaulted covenants.
Nature of Covenant Default	Yes	Yes	Yes	If applicable, describe the covenant default (i.e., missing financial statements, ratio trigger).
Date of Covenant Cure	Yes	Yes	Yes	If applicable, report the date when borrower cured previous defaults.